Exhibit 10.1

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LICENSE AGREEMENT

THIS LICENSE AGREEMENT (the “Agreement”) is entered into as of February 13, 2017 (the “Execution Date”), by and between ENDOCEUTICS, INC., a Canadian corporation (“Endoceutics”), having an address of 2989, rue de la Promenade, Quebec City, Quebec, G1W 2J5, Canada, and AMAG PHARMACEUTICALS, INC., a corporation organized under the laws of Delaware (“AMAG”), having an address of 1100 Winter Street, Waltham, MA 02451. Endoceutics and AMAG may be referred to herein individually as a “Party” or collectively as the “Parties”.

RECITALS

WHEREAS, Endoceutics owns and controls certain intellectual property rights with respect to the Product (as defined herein); and

WHEREAS, Endoceutics wishes to grant to AMAG, and AMAG wishes to take, a license under such intellectual property rights to Develop and Commercialize (each as defined herein) the Product in the Field in the Territory (each as defined herein) in accordance with the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Endoceutics and AMAG hereby agree as follows:

1.                                      DEFINITIONS

1.1                               “AAA Rules” has the meaning set forth in Section 15.3(a).

1.2                               “Act” means, as applicable, the United States Federal Food, Drug, and Cosmetic Act of 1938, as amended (21 U.S.C. §§ 301 et seq.).

1.3                               “Acquisition Affiliates” has the meaning set forth in Section 2.8(c).

1.4                               “Additional Amounts” has the meaning set forth in Section 9.3(c).

1.5                               “Affiliate” means, with respect to either Party, any entity that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with such Party, but for only so long as such control exists. As used in this Section 1.5, “control” means (a) to possess, directly or indirectly, the power to direct the management or policies of an entity, whether through ownership of voting securities, by contract relating to voting rights or corporate governance; or (b) direct or indirect beneficial ownership of more than fifty percent (50%) (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) of the voting share capital or other equity interest in such entity. For clarity, as of the Effective Date, Endoceutics’ Affiliates include

FOIA Confidential Treatment Requested

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Endorecherche Inc. (“Endorecherche”), Endoceutics Ltd., Endoceutics Pharma (MSH) Inc., and Endoceutics Pharma (USA) Inc.

1.6                               “Alliance Manager” has the meaning set forth in Section 3.4.

1.7                               “AMAG Data” has the meaning set forth in Section 10.1(a).

1.8                               “AMAG Indemnitee” has the meaning set forth in Section 12.1.

1.9                               “AMAG Inventions” has the meaning set forth in Section 10.1(b)(iii).

1.10                        “AMAG Reversion IP” means any Know-How or Patents owned by AMAG as of the effective date of expiration or termination that (a) is actually being used by AMAG to Develop, manufacture or Commercialize the Product in the Field in the Territory as of the effective date of expiration or termination and (b) is necessary or reasonably useful for Endoceutics to continue the Development, manufacture or Commercialization of the Product in the Field in the Territory as of the effective date of expiration or termination.

1.11                        “AMAG Study” has the meaning set forth in Section 4.3(b).

1.12                        “ANDA” means an abbreviated new drug application submitted pursuant to the requirements of the FDA under 21 U.S.C. § 355(j) of the Act.

1.13                        “Applicable Laws” means the applicable provisions of any and all national, supranational, regional, state and local laws, treaties, statutes, rules, regulations, administrative codes, guidance, ordinances, judgments, decrees, directives, injunctions, orders, permits (including NDAs) of or from any court, arbitrator, Regulatory Authority or governmental agency or authority having jurisdiction over or related to the subject item.

1.14                        “Arbitration Notice” has the meaning set forth in Section 15.2.

1.15                        “Arbitrators” has the meaning set forth in Section 15.3(a).

1.16                        “Bankruptcy Event” has the meaning set forth in Section 14.3.

1.17                        [***].

1.18                        “Business Day” means any day other than a Saturday or Sunday on which banking institutions in both New York, NY and Quebec City, Canada are open for business.

1.19                        “Calendar Quarter” means each respective period of three (3) consecutive months ending on March 31, June 30, September 30, and December 31.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

1.20                        “Calendar Year” means each respective period of twelve (12) consecutive months ending on December 31.

1.21                        “Canada-US Tax Convention” means the United States—Canada income tax treaty signed on September 26, 1980, as amended by each protocol thereto.

1.22                        “Change of Control” of a Party means (a) a merger or consolidation of such Party with a Third Party that results in the voting securities of such Party outstanding immediately prior thereto ceasing to represent at least fifty percent (50%) of the combined voting power of the surviving entity immediately after such merger or consolidation, or (b) a transaction or series of related transactions in which a Third Party, together with its Affiliates, becomes the beneficial owner of fifty percent (50%) or more of the combined voting power of the outstanding securities of such Party, or (c) the sale or other transfer to a Third Party of all or substantially all of such Party’s business to which the subject matter of this Agreement relates, except in connection with the issuance of equity securities for financing purposes or to change the domicile of a Party (in each case (a)—(c), inclusive, such Third Party, the “Acquiring Entity”).

1.23                        “Claim” has the meaning set forth in Section 12.3.

1.24                        “CMC” means chemistry, manufacturing, and control.

1.25                        “Commercialization” means the conduct of all activities undertaken before and after Regulatory Approval relating to the launch, promotion, marketing, sale, and distribution (including importing, exporting, transporting, customs clearance, warehousing, invoicing, handling and delivering Product) of the Product in the Field in or outside of the Territory, including: (i) sales force efforts, detailing, advertising, medical education, planning, marketing, sales force training, and sales and distribution; (ii) scientific and medical affairs; and (iii) investigator-sponsored trials. “Commercialize” and “Commercializing” have correlative meanings. Commercialization excludes Development or manufacture of the Product.

1.26                        “Commercialization Plan” has the meaning set forth in Section 6.3.

1.27                        “Commercially Reasonable Efforts” means, with respect to a Party’s obligations under this Agreement with respect to the Product, [***] for development, regulatory and commercialization activities conducted [***]. Commercially Reasonable Efforts requires that a Party: [***].

1.28                        “Competing Product” has the meaning set forth in Section 2.8(a).

1.29                        “Competing Program” has the meaning set forth in Section 2.8(c).

1.30                        “Compound” means prasterone (dehydroepiandrosterone (DHEA)).

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

1.31                        “Confidential Information” means all Know-How and other proprietary scientific, marketing, financial or commercial information or Data that is generated by or on behalf of a Party or its Affiliates or which one Party or any of its Affiliates has supplied or otherwise made available to the other Party or its Affiliates, whether made available orally, in writing, or in electronic form, including information comprising or relating to concepts, discoveries, inventions, Data, designs or formulae in relation to this Agreement; provided that all Licensed Technology is Endoceutics’ Confidential Information, and all AMAG Data (including all Data licensed by AMAG to Endoceutics pursuant to Section 4.4(c)), AMAG Inventions, AMAG Reversion IP is AMAG’s Confidential Information, subject to Section 13.7.

1.32                        “Confidentiality Agreement” means that certain Confidential Disclosure Agreement by and between the Parties dated as of September 22, 2015.

1.33                        “Control” or “Controlled” means, with respect to any Know-How, Patents or other intellectual property rights, the legal authority or right (whether by ownership, license or otherwise but without taking into account any rights granted by one Party to the other Party pursuant to this Agreement) of a party to grant access, a license or a sublicense of or under such Know-How, Patents or other intellectual property rights to another party, or to otherwise disclose proprietary or trade secret information to such other party, without breaching the terms of any agreement with an Affiliate or a Third Party, or misappropriating the proprietary or trade secret information of a Third Party.

1.34                        “Data” means any and all scientific, technical, test, marketing or sales data pertaining to the Compound or the Product that is generated by or on behalf of AMAG or its Affiliates or Sublicensees or by or on behalf of Endoceutics or its Affiliates or (sub)licensees (including, to the extent Controlled by Endoceutics or its Affiliates, or any Endoceutics Collaborators), including research data, clinical pharmacology data, CMC data (including analytical and quality control data and stability data), pre-clinical data, clinical data or submissions made in association with any Regulatory Filings (including any IND or NDA) with respect to the Compound or the Product.

1.35                        “Develop” means to develop (including clinical and non-clinical development), analyze, test and conduct preclinical, clinical and all other regulatory trials for the Product, as well as all related regulatory activities. “Developing” and “Development” have correlative meanings.

1.36                        “Development Plan” has the meaning set forth in Section 4.2(a).

1.37                        “Dispute” has the meaning set forth in Section 15.2.

1.38                        “Divestiture” has the meaning set forth in Section 2.8(c)(i).

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

1.39                        “DMF” means drug master file maintained with the FDA, or its foreign equivalent.

1.40                        “Dollars” and “$” means the legal currency of the United States of America.

1.41                        “Endoceutics Collaborator” means any Third Party (sub)licensee of Endoceutics or its Affiliates with respect to the Development, manufacture or Commercialization of the Product in any country.

1.42                        “Endoceutics Data” has the meaning set forth in Section 10.1(a).

1.43                        “Endoceutics Indemnitee” has the meaning set forth in Section 12.2.

1.44                        “Endoceutics Invention” has the meaning set forth in Section 10.1(b)(ii).

1.45                        “Endorecherche Agreement” has the meaning set forth in Section 16.6.

1.46                        “Effective Date” has the meaning set forth in Section 16.13.

1.47                        “Execution Date” has the meaning set forth in the preamble to this Agreement.

1.48                        “Existing Agreements” has the meaning set forth in Section 11.3(k).

1.49                        “Existing Licensed Patents” means [***], and any renewals, divisions, continuations (in whole or in part), or requests for continued examination of any of such patents, certificates of invention and patent applications, and any all patents or certificates of invention issuing thereon, and any and all reissues, reexaminations, extensions, divisions, renewals, substitutions, confirmations, registrations, revalidations, revisions, and additions of or to any of the foregoing.

1.50                        “Existing Patents” has the meaning set forth in Section 11.3(a).

1.51                        “Excluded Product” has the meaning set forth in Section 2.8(a).

1.52                        “FCPA” means the U.S. Foreign Corrupt Practices Act (15 U.S.C. Section 78dd-1, et. seq.), as amended.

1.53                        “FDA” means the U. S. Food and Drug Administration or any successor entity.

1.54                        “Field” means the treatment or prevention of VVA and FSD.

1.55                        “First Commercial Sale” means the first sale by AMAG or any of its Affiliates or Sublicensees to a Third Party for end use or consumption of the Product after Regulatory Approval has been granted with respect to the Product. Any sale of the Product among a Party

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

and its Affiliate or Sublicensee or licensee shall not constitute a First Commercial Sale unless such Affiliate or Sublicensee or licensee is the end user of the Product. Notwithstanding the foregoing, sales for clinical studies purposes or compassionate, named patient, charitable, humanitarian program or similar use will not be considered to constitute a First Commercial Sale.

1.56                        “FSD” means female sexual dysfunction.

1.57                        “FSD Application” has the meaning set forth in Section 5.2.

1.58                        “FSD Approval” has the meaning set forth in Section 2.8(a).

1.59                        “FSD Study” has the meaning set forth in Section 4.3(a).

1.60                        “FSD Study Consideration” has the meaning set forth in Section 4.3(a).

1.61                        “FSD Study Costs” has the meaning set forth in Section 4.3(a).

1.62                        “GAAP” means the generally accepted accounting principles of the applicable country or jurisdiction, consistently applied, and means the international financial reporting standards (“IFRS”) at such time as IFRS becomes the generally accepted accounting standard and Applicable Laws require that a Party use IFRS.

1.63                        “Generic Product” means, with respect to the Product in a particular country or jurisdiction, any pharmaceutical product that (a) (i) contains the same active pharmaceutical ingredients as the Product, in the same formulation and dosage form as the Product, for intravaginal administration and is approved by the Regulatory Authority in such country (for an indication in the Field); or (ii) is approved by the Regulatory Authority in such country or jurisdiction as a substitutable generic for the Product (for an indication in the Field) in a manner that relied on or incorporated data submitted by either Party or either of their Affiliates or sublicensees (Sublicensees in the case of AMAG) in connection with the Regulatory Filings for the Product, including through an ANDA or 505(b)(2) NDA, or any enabling legislation thereof; and (b) is sold in such country or jurisdiction by a Third Party that is not a sublicensee (Sublicensees in the case of AMAG). Any product or component thereof (including any Product or component thereof) licensed, marketed, sold, manufactured or produced by AMAG or its Affiliates or Sublicensees will not constitute a Generic Product.

1.64                        “Governmental Authority” means any national, international, federal, state, provincial or local government, or political subdivision thereof, or any multinational organization or any authority, agency or commission entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power, any court or tribunal (or any department, bureau or division thereof, or any governmental arbitrator or arbitral body).

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

1.65                        “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules promulgated thereunder.

1.66                        “HSR Conditions” means the following conditions, collectively: (a) the applicable waiting period under the HSR Act shall have expired or earlier been terminated; (b) no injunction (whether temporary, preliminary or permanent) prohibiting consummation of the transaction contemplated by this Agreement or any material portion hereof shall be in effect; and (c) no judicial or administrative proceeding opposing consummation of all or any part of this Agreement shall be pending.

1.67                        “HSR Filing” means filings with the United States Federal Trade Commission and the Antitrust Division of the United States Department of Justice of a Notification and Report Form for Certain Mergers and Acquisitions (as that term is defined in the HSR Act) with respect to the subject matter of this Agreement, together with all required documentary attachments thereto.

1.68                        “ICH” means the International Conference on Harmonization (of Technical Requirements for Registration of Pharmaceuticals for Human Use).

1.69                        “IND” means an investigational new drug application or equivalent application filed with the applicable Regulatory Authority, which application is required to commence human clinical trials in the applicable country.

1.70                        “Indemnitee” has the meaning set forth in Section 12.3.

1.71                        “Indemnitor” has the meaning set forth in Section 12.3.

1.72                        “Insolvency Event” has the meaning set forth in Section 14.11.

1.73                        “Inventions” means all inventions, discoveries, developments, modifications, enhancements, or improvements, whether or not patentable (including Know-How and copyrights), relating to the Compound or the Product that are created or conceived in the course of activities contemplated by this Agreement or the Supply Agreement.  For clarity, “Inventions” exclude all AMAG Inventions.

1.74                        “JSC” has the meaning set forth in Section 3.1.

1.75                        “Know-How” means all technical information, know-how and data, including inventions, discoveries, trade secrets, specifications, instructions, processes, formulae, compositions of matter, cells, cell lines, assays, animal models and other physical, biological, or chemical materials, expertise and other technology applicable to formulations, compositions or products or to their manufacture, development, registration, use or marketing or to methods of assaying or testing them or processes for their manufacture, formulations containing them or

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

compositions incorporating or comprising them, and including all biological, chemical, pharmacological, biochemical, toxicological, pharmaceutical, physical and analytical, safety, quality control, manufacturing, nonclinical and clinical data, regulatory documents, data and filings, instructions, processes, formulae, expertise and information, relevant to the research, development, manufacture, use, importation, offering for sale or sale of, or which may be useful in studying, testing, developing, producing or formulating, products, or intermediates for the synthesis thereof.  Know-How excludes Patents.

1.76                        “Knowledge” means the actual knowledge of the following individuals: [***].

1.77                        “Licensed Know-How” means all Know-How that Endoceutics or its Affiliates Controls as of the Execution Date or during the Term (subject to Section 2.6) that is necessary or reasonably useful for the Development or Commercialization of the Product in the Field in the Territory. Notwithstanding the foregoing, if any Third Party becomes an Affiliate of Endoceutics after the Execution Date through a Change of Control of Endoceutics or its successors, Licensed Know-How shall exclude any Know-How Controlled by such Third Party before such Third Party became Endoceutics’ Affiliate except to the extent (a) such Third Party had granted Endoceutics or any of its Affiliates rights to such Know-How prior to the date such Third Party became an Affiliate of Endoceutics or (b) such Know-How was invented by the Third Party or its Affiliate with the use of the Licensed Know-How or Licensed Patents.

1.78                        “Licensed Marks” means the Trademark identified on Exhibit 1.78 and such other Trademarks as mutually and reasonably agreed to in advance in writing by the Parties during the Term.

1.79                        “Licensed Patents” means all Patents that Endoceutics or its Affiliates Controls as of the Execution Date or during the Term (subject to Section 2.6) that are necessary or reasonably useful to Develop or Commercialize the Product in the Field in the Territory. Notwithstanding the foregoing, if any Third Party becomes an Affiliate of Endoceutics after the Execution Date through a Change of Control of Endoceutics or its successors, Licensed Patents shall exclude [***].

1.80                        “Licensed Technology” means the Licensed Know-How and the Licensed Patents.

1.81                        “Losses” has the meaning set forth in Section 12.1.

1.82                        “Materials” has the meaning set forth in Section 4.9.

1.83                        “Milestone Event” means any event identified in Section 8.4(a).

1.84                        “Milestone Payment” means any payment identified in Section 8.4(a) to be made by AMAG to Endoceutics on the occurrence of a Milestone Event.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

1.85                        “NDA” means a new drug application (as defined in the Act and applicable regulations promulgated thereunder by the FDA, as amended from time to time) (including a new drug application submitted pursuant to the requirements 21 U.S.C. § 355(b)(2) of the Act (a “505(b)(2) NDA”)), with all additions, deletion or supplements thereto.

1.86                        “NDA 208470” means the NDA No. 208470, as approved by the FDA on November 16, 2016, and any amendments, supplements, or replacements thereto.

1.87                        “Net Sales” means, with respect to the Product, the gross amounts invoiced for sales or other dispositions of the Product by or on behalf of AMAG and its Affiliates and Sublicensees to Third Parties (other than Sublicensees), less the following deductions to the extent included in the gross invoiced sales price for the Product or otherwise directly paid or incurred by AMAG or its Affiliates or Sublicensees, as applicable, with respect to the sale or other disposition of the Product:

(a)                                 normal and customary trade and quantity discounts actually allowed and properly taken directly with respect to sales of the Product (provided that such discounts are not applied disproportionately to the Product when compared to the other products of AMAG or its Affiliates or Sublicensees, as applicable);

(b)                                 credits or allowances given or made for rejection or return of previously sold Product or for retroactive price reductions and billing errors;

(c)                                  rebates and chargeback payments granted to managed health care organizations, pharmacy benefit managers (or equivalents thereof), national, state/provincial, local, and other governments, their agencies and purchasers and reimbursers, or to trade customers;

(d)                                 costs of freight, insurance, and other transportation charges directly related to the distribution of the Product; and

(e)                                  taxes, duties or other governmental charges (including any tax such as a value added or similar tax, other than any taxes based on income) levied on or measured by the billing amount for the Product, as adjusted for rebates and refunds.

Such amounts shall be determined in accordance with GAAP, consistently applied.

In no event will any particular amount identified above be deducted more than once in calculating Net Sales. Sales of the Product between any of AMAG or its Affiliates or Sublicensees for resale shall be excluded from the computation of Net Sales, but the subsequent resale of the Product to a Third Party shall be included within the computation of Net Sales. [***].

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

[***].

1.88                        [***].

1.89                        “Notice Period” has the meaning set forth in Section 14.2.

1.90                        “Out-of-Pocket Expenses” means any amounts paid by a Party to Third Parties in connection with activities or services conducted by such Third Parties, including clinical trial materials, contract research, laboratory services, consulting services, shipping and distribution.

1.91                        “Participation Agreement” means that certain Participation Agreement, dated as of the date hereof, by and between AMAG and Endoceutics, and all such agreements as may be executed in accordance with such Participation Agreement, in each case, as may be amended or restated from time to time.

1.92                        “Patent Challenge” has the meaning set forth in Section 14.4.

1.93                        “Patents” means (a) all patents, certificates of invention, applications for certificates of invention, priority patent filings and patent applications, and (b) any renewals, divisions, continuations (in whole or in part), or requests for continued examination of any of such patents, certificates of invention and patent applications, and any all patents or certificates of invention issuing thereon, and any and all reissues, reexaminations, extensions, divisions, renewals, substitutions, confirmations, registrations, revalidations, revisions, and additions of or to any of the foregoing.

1.94                        “Payment” has the meaning set forth in Section 9.3(a).

1.95                        “PhRMA Code” has the meaning set forth in Section 6.1.

1.96                        “Pricing and Reimbursement Approval” means, with respect to the Product, the approval, agreement, determination or decision of any Regulatory Authority establishing the price or level of reimbursement for the Product, as required in a given country or jurisdiction prior to sale of the Product in such jurisdiction.

1.97                        “Product” means a pharmaceutical product containing the Compound as the sole active ingredient at dosage strengths of 13 mg or less per dose and formulated for intravaginal delivery (including any vaginal ovule, insert or other vaginal delivery format or formulation). For clarity, the Product excludes any dosage strengths of the Compound over 13 mg per dose and combinations with other active pharmaceutical ingredients.  If any variations or changes to the Product (including any changes in formulation or dosage not above 13mg per dose) occur during the Term, the definition of “Product” shall be inclusive of such changes or variations and all such versions of the Product shall be treated as a single Product for purposes of Section 8 under this Agreement.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

1.98                        “Proposals” has the meaning set forth in Section 15.3(b).

1.99                        “Regulatory Approval” means any and all approvals, licenses, registrations, permits, notifications and authorizations (or waivers) of any Regulatory Authority that are necessary for the manufacture, use, storage, import, transport, promotion, marketing, distribution, offer for sale, sale or other Commercialization of the Product in any country or jurisdiction. Regulatory Approval excludes Pricing and Reimbursement Approvals.

1.100                 “Regulatory Authority” means any Governmental Authority that has responsibility in its applicable jurisdiction over the testing, development, manufacture, use, storage, import, transport, promotion, marketing, distribution, offer for sale, sale or other commercialization of pharmaceutical products in a given jurisdiction. For countries where governmental approval is required for pricing or reimbursement for a pharmaceutical product to be reimbursed by national health insurance (or its local equivalent), Regulatory Authority shall also include any Governmental Authority whose review or approval of pricing or reimbursement of such product is required.

1.101                 “Regulatory Filing” means any submission to a Regulatory Authority, including all applications, filings, submissions, approvals (including Regulatory Approvals and Pricing and Reimbursement Approvals), licenses, registrations, permits, notifications and authorizations (or waivers) with respect to the testing, Development or Commercialization of a product made to or received from any Regulatory Authority in a given country together with any related correspondence and documentation submitted to or received from Regulatory Authorities (including minutes and official contact reports relating to any communications with any Regulatory Authority, but excluding any DMF (except as contained in the CMC section of any such submission)) and all supporting documents and all clinical studies and tests, relating to a product and all data contained in any of the foregoing, including any INDs and NDAs, regulatory drug lists, advertising and promotion documents, clinical data, adverse event files and complaint files, and include any submission to a regulatory advisory board, marketing authorization application, and any supplement or amendment thereto.

1.102                 “Required Information” has the meaning set forth in Section 11.4(d).

1.103                 “Safety Data” means Data related solely to any adverse drug experiences and serious adverse drug experience as such information is reportable to Regulatory Authorities in or outside the Territory. Safety Data also includes “adverse events”, “adverse drug reactions” and “unexpected adverse drug reactions” as defined in the ICH Harmonised Tripartite Guideline for Clinical Safety Data Management: Definitions and Standards for Expedited Reporting.

1.104                 “SEC” means the U.S. Securities and Exchange Commission, or any successor entity.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

1.105                 “Senior Officer” means, with respect to Endoceutics, its Chief Executive Officer, and with respect to AMAG, its Chief Executive Officer.

1.106                 “Sublicensee” means an Affiliate of AMAG or a Third Party to whom AMAG grants a sublicense to Develop and/or Commercialize the Product (either independently from or in cooperation with such Party), beyond the mere right to purchase the Product from AMAG and its Affiliates.

1.107                 “Sufficient Supply” has the meaning set forth in Section 8.7.

1.108                 “Supply Agreement” has the meaning set forth in Section 7.1.

1.109                 “Term” has the meaning set forth in Section 14.1.

1.110                 “Territory” means the United States.

1.111                 “Third Party” means any entity other than Endoceutics or AMAG or an Affiliate of Endoceutics or AMAG.

1.112                 “Third Party License” has the meaning set forth in Section 2.6.

1.113                 “Trademark” means any word, name, symbol, color, shape, designation or any combination thereof, including any trademark, service mark, trade name, brand name, sub-brand name, trade dress, product configuration, program name, delivery form name, certification mark, collective mark, logo, tagline, slogan, design or business symbol, that functions as an identifier of source or origin, whether or not registered and all statutory and common law rights therein and all registrations and applications therefor, together with all goodwill associated with, or symbolized by, any of the foregoing.

1.114                 “Valid Claim” means (a) a claim of an issued and unexpired patent that has not been revoked or held unenforceable, unpatentable or invalid by a decision of a court or other governmental agency of competent jurisdiction that is not appealable or has not been appealed within the time allowed for appeal, and that has not been abandoned, disclaimed, denied or admitted to be invalid or unenforceable through reissue, re-examination or disclaimer or otherwise, or (b) a claim of a pending patent application that has not been (i) cancelled, withdrawn or abandoned or finally rejected by an administrative agency action from which no appeal can be taken, or (ii) pending for more than [***] such claim was first presented or is the result of amending another claim pending for more than [***] (either in the same application or in another application in the same jurisdiction) so as to add or delete an obvious limitation, so as to make a trivial or non-substantive change, or so as to change a matter of form.

1.115                 “United States” or “U.S.” means the United States of America and its territories and possessions.

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1.116                 “VAT” has the meaning set forth in Section 9.3(b).

1.117                 “VVA” means vulvovaginal atrophy.

1.118                 “Withholding Tax Action” has the meaning set forth in Section 9.3(c).

1.119                 “Withholding Taxes” has the meaning set forth in Section 9.3(a).

2.                                      GRANT OF LICENSES

2.1                               Licenses Granted to AMAG. Subject to the terms and conditions of this Agreement, Endoceutics hereby grants to AMAG, during the Term:

(a)                                 an exclusive (even as to Endoceutics and its Affiliates, [***] royalty-bearing license, with the right to grant sublicenses in accordance with Section 2.2, (i) under the Licensed Technology to Develop and Commercialize, use, offer for sale, sell, import, export, and exploit (and have others do the foregoing) the Product in the Field in the Territory, (ii) to incorporate Endoceutics Data included or used in support of any Regulatory Filings Controlled by or on behalf of Endoceutics, its Affiliates or, subject to Section 4.4,  Endoceutics Collaborators as of the Execution Date or during the Term into any Regulatory Filings for the Product in the Territory, and (iii) to reference any Regulatory Filings Controlled by or on behalf of Endoceutics or its Affiliates as of the Execution Date or during the Term, and, in each case of (ii) and (iii), solely for the purpose of exercising the licenses and rights granted to AMAG hereunder;

(b)                                 [intentionally omitted];

(c)                                  a non-exclusive license, with the right to grant sublicenses in accordance with Section 2.2, under the Licensed Technology to conduct the FSD Study or any AMAG Studies, anywhere in the world (subject to Sections 4.3(a) and 4.3(b)), solely for the purpose of Developing, Commercializing, using, offering for sale, selling, importing, exporting, and exploiting (and have others do the foregoing) the Product in the Field in the Territory; and

(d)                                 an exclusive license, with the right to grant sublicenses in accordance with Section 2.2, to use the Licensed Marks on or in connection with the Product in the Field in the Territory in accordance with this Agreement.

2.2                               Sublicenses. AMAG may grant sublicenses under the licenses granted in Section 2.1 through multiple tiers to (i) its Affiliates, and (ii) one or more Third Party subcontractors in accordance with Section 4.8. Any other sublicenses will require the prior written consent of Endoceutics, which consent shall not be unreasonably withheld, conditioned or delayed. All sublicenses granted under the licenses granted in Section 2.1 shall be in writing and shall be subject to, and consistent with, the terms and conditions of this Agreement. AMAG

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shall ensure that each agreement with a Sublicensee grants Endoceutics all rights with respect to Data, Inventions, and Regulatory Filings for the Product made or generated by such Sublicensee as if such Data, Inventions, and Regulatory Filings for such Product were made or generated by AMAG. AMAG shall be responsible for the compliance of its Affiliates and Sublicensees with the terms and conditions of this Agreement. Within [***]  after execution, AMAG shall provide Endoceutics with a full and complete copy of each agreement granting a sublicense under the license granted in Section 2.1 to a Third Party (provided that the AMAG may redact any confidential or sensitive information contained therein that is not necessary to confirm compliance with this Agreement).

2.3                               Cross-Territorial Restrictions.

(a)                                 AMAG hereby covenants and agrees that it shall not, and will ensure that its Affiliates and Sublicensees will not, either directly or indirectly, actively promote, market, distribute, import, sell or have sold Product into any countries outside the Territory. If AMAG or any of its Affiliates or Sublicensees receives any order for Product from a prospective purchaser located in a country outside the Territory, AMAG shall immediately refer that order to Endoceutics. AMAG shall not accept any such orders.

(b)                                 Endoceutics hereby covenants and agrees that it shall not, and will ensure that its Affiliates or its sublicensees will not, either directly or indirectly, promote (other than as set forth in the Commercialization Plan), market, distribute, import, sell or have sold Product in the Field in the Territory. If Endoceutics or any of its Affiliates or sublicensees receives any order for Product from a prospective purchaser located in the Territory, Endoceutics shall immediately refer that order to AMAG.  Endoceutics shall not accept any such orders.

2.4                               Reserved Rights. Endoceutics hereby expressly reserves (i) all rights to practice, and to grant licenses under, the Licensed Technology outside of the scope of the licenses and rights granted in Section 2.1 for any and all purposes, (ii) the right to conduct all activities to be conducted by Endoceutics as contemplated by this Agreement, including activities under the Development Plan, the Commercialization Plan and the Supply Agreement, (iii) the exclusive right (other than with respect to the rights granted to AMAG pursuant to Section 2.1(c) herein) to Develop the Product in the Territory solely for the purpose of Developing, Commercializing, making, having made, using, importing, promoting, selling and offering for sale the Product outside the Territory, (iv) the exclusive right to Develop and Commercialize, use, offer for sale, sell, import, export, and exploit the Product outside the Field in the Territory, (v) the exclusive right to make and, subject to the rights granted to AMAG pursuant to the Supply Agreement, have made the Product in the Territory and outside the Territory, and (vi) the exclusive right to research (other than the rights specifically set forth in definition of Development herein) the Product and the Compound worldwide.

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2.5                               No Implied Licenses; Negative Covenants.

(a)                                 Except as set forth in this Agreement, neither Party shall acquire any license or other intellectual property interest, by estoppel, implication or otherwise, under or to any Patents, Know-How, Trademarks, or other intellectual property Controlled by the other Party. AMAG shall not, nor shall it permit any of its Affiliates or Sublicensees to, practice or use any Patents, Know-How, or Trademarks licensed to it by Endoceutics outside the scope of the licenses granted to it under this Agreement.

(b)                                 Subject to Section 2.8(c), AMAG and its Affiliates may not Develop or Commercialize the Product in combination with any other active pharmaceutical ingredient.

(c)          Subject to Section 2.8(c), AMAG and its Affiliates may not Develop or Commercialize the Product outside the Field anywhere in the world.

2.6                               Disclosure of Know-How; Assistance. Endoceutics shall, without additional compensation, disclose and make available to AMAG, [***], all Licensed Know-How (i) that is in existence as of the Execution Date, within [***] after the Effective Date or (ii) that comes into existence after the Execution Date and that was not previously provided to AMAG, promptly upon AMAG’s written request [***].

2.7                               Third Party Licenses. If Endoceutics or any of its Affiliates enters into any agreement with a Third Party after the Effective Date that includes a license from such Third Party to Endoceutics or its Affiliates under any Know-How or Patents that are necessary or reasonably useful to Develop or Commercialize the Product in the Field in the Territory (a “Third Party License”), then Endoceutics shall notify AMAG, identifying the relevant Know-How or Patents. Endoceutics shall sublicense to AMAG such Know-How and Patents under a Third Party License to the extent falling within the definition of Licensed Technology if: (a) Endoceutics discloses the substantive terms of the applicable license agreement to AMAG, to the extent applicable to the rights that would be sublicensed to AMAG, which Endoceutics hereby agrees to do, and (b) AMAG provides Endoceutics with written notice in which (i) AMAG consents to adding such Patents and Know-How to the definition of Licensed Technology, (ii) AMAG agrees to be responsible for [***], and to make all such payments when due and provide all reports required under such license agreement (the “Third Party License Payments”), and (iii) AMAG acknowledges in writing that its sublicense under such license agreement is subject to the terms and conditions of such license agreement. For clarity, if AMAG does not provide Endoceutics with a written notice as set forth in sub-clause (b) above, then such Know-How and Patents shall be excluded from the Licensed Technology; provided, that AMAG is not entitled to refuse to include such Know-How and Patents under the Third Party License in the Licensed Technology if [***]. AMAG shall promptly notify Endoceutics if it becomes aware of any Third Party Know-How or Patents that are necessary or reasonably useful to Develop or Commercialize the Product in the Field in the Territory, and shall give Endoceutics the first right to negotiate and obtain a license from such Third Party under such Know-How or Patents in accordance with this Section 2.6 for a period of [***] after the date of AMAG’s notice.

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Thereafter, AMAG and its Affiliates may independently negotiate and enter into an agreement to obtain a license or other rights to such Know-How or Patents.

2.8                               Exclusivity.

(a)         AMAG. Subject to the terms of this Section 2.8, during the Term and except (i) as expressly permitted by this Agreement and the Supply Agreement with respect to the Product or (ii) for any compounds or products affecting the melanocortin receptor pathway, including, without limitation, bremelanotide (collectively, “Excluded Products”), AMAG shall not research, develop, manufacture, or commercialize, itself or with or through any Affiliate or Third Party (including by performing any services on a contract basis or activities on a Third Party product) (A) anywhere in the world (including the Territory), the Compound for delivery by any route of administration; (B) anywhere in the world (including the Territory), any compound (including the Compound) or product for use in VVA, and/or (C) in the Territory, commencing on the date of the FSD Approval in the Territory and continuing for the remainder of the Term, any compound (including the Compound) for use in FSD ((A) - (C) each, a “Competing Product”).  Notwithstanding the foregoing, any compound or product for use in FSD that would be a Competing Product pursuant to Section 2.8(a)(C) (other than a product containing the Compound), that was either acquired or licensed by AMAG or its Affiliates, or for which the research, development, manufacture or commercialization of such compound or product is initiated by or on behalf of AMAG or its Affiliates, in each case, prior to the date of the first FSD Approval in the Territory, shall be an Excluded Product and shall not be subject to the exclusivity obligations set forth in this Section 2.8(a)(C), provided that (1) the restrictions set forth in Sections 2.5 and 2.8(a)(A) shall continue to apply to any such Excluded Product for FSD, (2) Section 2.8(a)(B) shall continue to apply to any such Excluded Product in VVA; and (3) neither AMAG, its Affiliates nor Sublicensees will promote or market any off-label use of any such Excluded Products in VVA.  “FSD Approval” shall mean the first Regulatory Approval for the Product for use in FSD (including any sub-indications or sub-populations) obtained in the Territory.

(b)         Endoceutics. Subject to the terms of this Section 2.8, during the Term, and except as permitted by this Agreement and the Supply Agreement with respect to the Product, neither Endoceutics nor its Affiliates shall commercialize, itself or with or through any Affiliate or Third Party (including by performing any services on a contract basis or activities on a Third Party product), any compound or product (including a Generic Product) in the Field in the Territory.  For clarity, nothing in this Agreement, including this Section 2.8(b), shall restrict Endoceutics’ or its Affiliates’ right to perform research and development activities with respect to compounds or products anywhere in the world, including in the Territory, provided that any commercialization of such compounds or products in the Field in the Territory shall be subject to the restrictions in this Section 2.8(b).  For clarity, Endoceutics shall retain the rights to perform research and development activities with respect to the Product inside and outside of the Field in the Territory to the extent permitted by and in accordance with Section 2.4 or 4.2(a)).

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(c)          Acquisition of Competing Program. If a Third Party becomes an Affiliate of a Party or its Affiliate after the Effective Date through a Change of Control, merger, acquisition, consolidation, reorganization or other similar transaction (each, an “Acquisition Affiliate”), and as of the closing date of such transaction, such Third Party is engaged in, the research, development, manufacture or commercialization of a Competing Product that, if conducted by a Party, would cause such Party to be in breach of its exclusivity obligations set forth in Section 2.8(a) or 2.8(b) (such Third Party program, a “Competing Program”), then:

(i)                                    if such transaction results in a Change of Control of a Party or its Affiliate, then Section 2.8(a) or 2.8(b), as applicable, shall not apply with respect to such Competing Program and such new Acquisition Affiliate may continue such Competing Program after such Change of Control and such continuation shall not constitute a breach of a Party’s exclusivity obligations set forth in Section 2.8(a) or 2.8(b), as applicable; provided that such new Acquisition Affiliate conducts such Competing Program independently of the activities of this Agreement and does not use any of Endoceutics intellectual property rights or Endoceutics Confidential Information (except, in the case of AMAG, as may be separately licensed by Endoceutics to such new Acquisition Affiliate) in the conduct of such Competing Program; and

(ii)                if such transaction does not result in a Change of Control of a Party or its Affiliate, then such Party or its Affiliate and its new Acquisition Affiliate will have [***] from the closing date of such transaction to wind down or complete the Divestiture of such Competing Program, and its new Acquisition Affiliate’s conduct of such Competing Program during such [***] period shall not be deemed a breach of the exclusivity obligations set forth in Section 2.8(a) or (b), as applicable; provided that such new Acquisition Affiliate conducts such Competing Program during such [***] period independently of the activities of this Agreement and does not use any of Endoceutics intellectual property or Endoceutics Confidential Information (except, in the case of AMAG, as may be separately licensed by Endoceutics to such new Acquisition Affiliate) in the conduct of such Competing Program. “Divestiture”, as used in this Section 2.8, means the sale or transfer of all rights to the Competing Program or Competing Product, as applicable, to a Third Party.

For clarity, any Competing Program will not be subject to the restrictions set forth in Section 2.5(b) or 2.5(c), provided that such Party or its Affiliate and its new Acquisition Affiliate, as applicable, complies with the terms of this Section 2.8 with respect to such Competing Program.

(d)                                 Non-Restricted Activities. It is understood and agreed that AMAG’s and its Affiliates’ obligations under Section 2.8 will not apply to any Excluded Product, any research, development, manufacture or commercialization of any compound or product (other than the Compound or a product containing the Compound) that is outside of the Field; provided that AMAG will ensure that during the Term, AMAG personnel that are directly involved in the Development or Commercialization of the Product in the Field in the Territory shall not also be directly involved in the research, development, manufacture or commercialization of any other

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Competing Programs, and such new Affiliate does not use any Endoceutics intellectual property rights or Endoceutics Confidential Information (except as may be separately licensed by Endoceutics to such new Affiliate) in the conduct of such Competing Program.

2.9                               Use of Licensed Mark.

(a)         AMAG and its Affiliates, Sublicensees and subcontractors, shall only use the Licensed Marks and Product logo in its Commercialization of the Product in the Territory unless the Parties agree otherwise in writing.  AMAG hereby agrees that all use of the Licensed Marks by AMAG, and any goodwill associated with the use of the Licensed Marks by AMAG, shall inure to the benefit of Endoceutics. AMAG shall not (i) oppose otherwise challenge, or assist any Third Party in opposing or otherwise challenging any application for registration, re-registration, or renewal of the Licensed Marks; (ii) apply for or otherwise seek (or assist any Third Party in applying for or otherwise seeking) complete or partial revocation, cancellation, invalidation, or removal of the Licensed Marks from any register; or (iii) challenge or bring (or assist any Third Party in challenging or bringing) any proceeding or action in relation to the use or ownership of the Licensed Marks. If AMAG is required to use any Licensed Mark by Applicable Law, AMAG shall so notify Endoceutics and within [***] of such notification, Endoceutics shall provide to AMAG Endoceutics’ then effective standards of use for the relevant Licensed Mark, which shall be reasonable and consistent with Endoceutics’ internal policies and arrangements with other Trademark licensees.

(b)         AMAG shall use the Licensed Marks pursuant to this Agreement solely (i) in the manner specified in this Agreement and (ii) in connection with the Product as permitted under this Agreement, and not for any other goods or services. For clarity, AMAG and its Affiliates or Sublicensees shall be entitled to use the corporate brand of AMAG or its Affiliates or Sublicensees (as applicable) on the Product sold in or distributed in the Field in the Territory. Endoceutics hereby agrees that all use of the corporate brand of AMAG or its Affiliates or Sublicensees (as applicable), and any goodwill associated with the use of the corporate brand of AMAG or its Affiliates or Sublicensees (as applicable) shall inure to the benefit of AMAG or its Affiliates or Sublicensees (as applicable). AMAG hereby agrees that all use of the corporate brand of Endoceutics or its Affiliates (as applicable), and any goodwill associated with the use of the corporate brand of Endoceutics or its Affiliates (as applicable) shall inure to the benefit of Endoceutics or its Affiliates (as applicable).  As set forth in further detail and subject to the terms and conditions in the Supply Agreement, Endoceutics shall provide AMAG with Products and packaging (including boxes and Product leaflets) and the Licensed Marks for advertising and information-marketing messages bearing the Licensed Marks.

(c)          Endoceutics may provide guidelines regarding the form of use for the Licensed Marks throughout the Territory. AMAG agrees to use the Licensed Marks only in a manner that is approved by the Parties pertaining to the particular font, typeface, stylization, logo, design and placement of the Licensed Marks.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

3.                                      GOVERNANCE

3.1                               Joint Steering Committee. Promptly after the Effective Date, the Parties shall establish a joint steering committee (the “JSC”), composed of an equal number of senior officers of each Party, to oversee and guide the Development and Commercialization of the Product in the Field in the Territory and the collaboration of the Parties under this Agreement. The JSC shall in particular:

(a)                                 provide a forum for the discussion and advisement of the Development and Commercialization of the Product in the Field in the Territory;

(b)                                 subject to Section 5.1, monitor all regulatory actions, communications and submissions for the Product under the Development Plan;

(c)          review, discuss, and suggest updates to the Development Plan;

(d)         review and discuss the FSD Study and any AMAG Studies;

(e)          discuss the supply of Product by Endoceutics to AMAG under the Supply Agreement;

(f)           review, discuss, and suggest updates to the Commercialization Plan;

(g)         facilitate the exchange of Data between the Parties; and

(h)         perform such other functions as appropriate to further the purposes of this Agreement, as expressly set forth in this Agreement or allocated to it by the Parties’ written agreement.

The JSC shall have only the powers expressly assigned to it in this Section 3.1 and elsewhere in this Agreement, and shall have no power to amend, modify, or waive compliance with this Agreement.

3.2                               Members. Each Party shall initially appoint [***] representatives to the JSC, each of whom will be an officer or employee of the applicable Party having sufficient seniority within such Party to make decisions arising within the scope of the JSC’s responsibilities. The JSC may change its size from time to time by mutual consent of its members, and each Party may replace its representatives at any time upon written notice to the other Party. The JSC shall have a chairperson selected by AMAG. The role of the chairperson shall be to convene and preside at the meetings of the JSC and to ensure the preparation of meeting minutes, but the chairperson shall have no additional powers or rights beyond those held by other JSC representatives. Each Party may invite up to [***] observers to a JSC meeting, provided that such participants will have no right to participate in such meeting.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

3.3                               Meetings. The JSC shall meet at least one (1) time per Calendar Quarter, unless the Parties mutually agree in writing to a different frequency for such meetings. Either Party may also call a special meeting of the JSC (by videoconference or teleconference) on at least [***] prior written notice to the other Party in the event such Party reasonably believes that a significant matter must be addressed prior to the next regularly scheduled meeting, and such Party shall provide the JSC, no later than [***] prior to the special meeting, with materials reasonably adequate to enable an informed decision. No later than [***] prior to any meeting of the JSC, the chairperson of the JSC shall prepare and circulate an agenda for such meeting; provided, however, that either Party may propose additional topics to be included on such agenda, either prior to or in the course of such meeting. The JSC may meet in person, by videoconference or by teleconference, as the Parties agree. [***].  Meetings of the JSC shall be effective only if at least [***] of each Party is present or participating in such meeting. The chairperson of the JSC shall prepare reasonably detailed written minutes of all JSC meetings that reflect all material discussions at such meetings. The JSC chairperson shall send draft meeting minutes to each member of the JSC for review and approval within [***] after each JSC meeting. Such minutes shall be deemed approved unless one or more members of the JSC object to the accuracy of such minutes within [***] of receipt.

3.4                               Alliance Managers. Promptly after the Effective Date, each Party shall appoint an individual to act as the alliance manager for such Party (the “Alliance Manager”). Each Alliance Manager shall be responsible for alliance management between the Parties on a day-to-day basis throughout the Term. Each Alliance Manager shall be permitted to attend meetings of the JSC. The Alliance Managers shall be the primary contact for the Parties regarding the activities contemplated by this Agreement and shall facilitate all such activities. Each Party may replace its Alliance Manager with an alternative representative at any time with prior written notice to the other Party. Any Alliance Manager may designate a substitute to temporarily perform the functions of that Alliance Manager. Each Alliance Manager shall be charged with creating and maintaining a collaborative work environment within the JSC.

3.5                               [***].

4.                                      DEVELOPMENT

4.1                               Development Responsibilities. Subject to the terms and conditions of this Agreement, AMAG (itself and with its Affiliates and Sublicensees, as applicable) shall be responsible, in collaboration with Endoceutics, for all Development of the Product (including all clinical trials, formulation studies and regulatory activities) in the Field in the Territory, including under Sections 4.2(b) and 4.3(a) below. AMAG shall consult with Endoceutics on, and shall keep Endoceutics regularly and fully informed of, the Development of the Product in the Field in the Territory. AMAG shall consider Endoceutics’ comments to the Development of the Product in the Field in the Territory in good faith.

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4.2                               Development Plan.

(a)                                 The Parties shall have responsibility for the Development of the Product in the Field in the Territory in accordance with a written development plan (the “Development Plan”) as mutually agreed by the Parties (subject to Section 4.3(a)), which such Development Plan will allocate responsibilities for the respective Development activities between the Parties. The Development Plan will include clinical studies and related budgets for (i) the FSD Study, as such studies have been discussed by Endoceutics with the FDA as of the Execution Date, and (ii) any AMAG Studies. An initial Development Plan is attached as Exhibit 4.2 hereto. From time to time, [***], the Parties shall update the Development Plan as mutually agreed by the Parties.

(b)                                 Considering the expertise of Endoceutics in the Field, AMAG may request that Endoceutics conduct Development activities, in addition to those set forth in Section 4.3(a) below, for the Product in the Field in the Territory on AMAG’s behalf, taking into account Endoceutics’ capabilities and resources to conduct such Development activities. If Endoceutics agrees to conduct or assist with any such activities, the Parties shall negotiate the terms and conditions of such activities and amend the Development Plan accordingly.

4.3                               Conduct of Development Activities.

(a)         Sexual Dysfunction Study. Pursuant to the Development Plan and subject to Section 5.1, Endoceutics shall use Commercially Reasonable Efforts to conduct [***] clinical studies for the Product for use in FSD [***]  for the purpose of generating Data in accordance with the FDA requirements to enable the Parties to submit such Data to the FDA pursuant to Endoceutics’ IND to support Regulatory Approval of the Product for use in FSD in the Territory (the “FSD Study”). Endoceutics shall consult with AMAG with respect to the FSD Study and shall consider AMAG’s comments in good faith; provided that [***] shall have final-decision making authority with respect to the FSD Study, including the portion of the Development Plan related thereto; provided that Endoceutics will not undertake any action that AMAG in good faith reasonably demonstrates [***].  In consideration of Endoceutics’ conduct of the FSD Study, AMAG shall pay to Endoceutics an amount corresponding to [***] of the direct costs (the “FSD Study Consideration”) with AMAG paying up to a maximum of twenty million dollars ($20,000,000). The direct costs shall be comprised of the actual internal costs and out-of-pockets expenses directly related to such FSD Study (the “FSD Study Costs”).  [***].  Endoceutics shall invoice the FSD Study Consideration to AMAG on a monthly basis within thirty (30) days following the end of each calendar month, and each such invoice shall be accompanied by reasonable supporting documentation evidencing the amounts reflected in such invoice.  Absent AMAG contesting, in good faith, the amounts reflected in an invoice, payment shall be due to Endoceutics within thirty (30) days following AMAG’s receipt of each such properly documented invoice.  [***]. For the avoidance of doubt, (i) Endoceutics may use (and may disclose to Affiliates and Third Parties for use of) all Data and all other Know-How generated from such FSD Study for the purposes of obtaining and maintaining Regulatory Approval for the Product outside the Territory, and (ii) AMAG shall have the right to use all Data and all other Know-How generated from such FSD Study for the purposes of obtaining and maintaining

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Regulatory Approval for the Product in the Field in the Territory in accordance with the terms of this Agreement.

(b)                                 Other AMAG Studies. Subject to obtaining Endoceutics’ prior written consent, such consent not to be unreasonably withheld, conditioned, or delayed, AMAG may, alone, or through an Affiliate or Sublicensee, conduct one or more additional clinical studies of the Product in the Field anywhere in the world for the purpose of obtaining or maintaining Regulatory Approval of the Product in the Field in the Territory or for Commercializing the Product in the Field in the Territory that are not the FSD Study (each, an “AMAG Study”). Notwithstanding the foregoing, for clarity, AMAG shall be entitled to support any investigator-sponsored study for the Product subject to Endoceutics’ review and comment. Endoceutics shall solely own all Data, Inventions, Patents, and Know-How, created, conceived or generated by or on behalf of AMAG in connection with such AMAG Studies. Such Data, Inventions, Patents, and Know-How will be included in the Licensed Technology subject to the license grants set forth in Section 2.1 and subject to Endoceutics’ reservation of rights in Section 2.4. For the avoidance of doubt, (i) Endoceutics shall have the right to use (and may disclose to Affiliates and Third Parties for use of) all Data and all other Know-How generated from such AMAG Studies for the purposes of obtaining and maintaining Regulatory Approval for the Product in or outside the Field outside the Territory, and (ii) AMAG shall have the right to use all Data and all other Know-How generated from such AMAG Studies for the purposes of obtaining and maintaining Regulatory Approval for the Product in the Field in the Territory in accordance with the terms of this Agreement. [***].

(c)          Data Exchange and Use.

(i)                    FSD Study. With respect to the FSD Study, Endoceutics shall promptly provide AMAG with copies of all Data with respect to the conduct of the FSD Study. [***].

(ii)                                AMAG Study. With respect to any AMAG Study, AMAG shall promptly provide Endoceutics with copies of all Data with respect to the conduct of the AMAG Study. [***].

4.4                               Endoceutics Collaborators; Data Sharing.

(a)         Endoceutics Collaborator Data Sharing.  [***].

(b)         Endoceutics Data Sharing with Endoceutics Collaborators.  [***].

(c)          AMAG Commercialization Data and Commercialization Inventions.  Subject to Sections 10.1(a), 10.1(b) and 13.7, during the Term, AMAG hereby grants to Endoceutics and its Affiliates [***].

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

4.5                               Conduct of Development Activities. Each Party shall perform its Development activities for the Product in the Field in the Territory in compliance with all Applicable Laws, including good scientific and clinical practices under the Applicable Laws of the country in which such activities are conducted.

4.6                               Records and Updates. Each Party conducting Development activities shall maintain records, in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes, which shall fully and properly reflect all work done and results achieved by or on behalf of such Party in the performance of Development activities pursuant to this Agreement. Each Party shall keep the JSC regularly informed of the status of all Development activities with respect to the Product in the Field in the Territory conducted by it pursuant to this Agreement. Without limiting the foregoing, [***], each Party shall provide the JSC with summaries in reasonable detail of all Data generated or obtained in the course of such Party’s and its Affiliates’ and sublicensees’ performance of Development activities with respect to the Product.

4.7                               Development Diligence. Each Party shall use Commercially Reasonable Efforts to perform its Development activities pursuant to the Development Plan for the Product in the Field in the Territory.

4.8                               Use of Subcontractors.

(a)                                 AMAG may perform any of its activities, including its obligations under this Article 4 and Article 6, under this Agreement through one or more subcontractors; provided, [***].

(b)         Endoceutics may perform any of its activities, including its obligations under this Article 4 and Article 6, under this Agreement through one or more subcontractors; provided, [***].

4.9                               Materials Transfer. To facilitate the Development activities contemplated by this Agreement, either Party may provide to the other Party certain biological materials or chemical compounds Controlled by the supplying Party (collectively, “Materials”) for use by the other Party in furtherance of such Development activities. Except as otherwise provided for under this Agreement, all such Materials delivered to the other Party will remain the sole property of the supplying Party, will be used only in furtherance of the Development activities conducted in accordance with this Agreement, will not be used or delivered to or for the benefit of any Third Party, except for sublicensees (Sublicensees in the case of AMAG) or subcontractors, without the prior written consent of the supplying Party, and will be used in compliance with all Applicable Laws. The Materials supplied under this Agreement must be used with prudence and appropriate caution in any experimental work because not all of their characteristics may be known. Except as expressly set forth in this Agreement, THE MATERIALS ARE PROVIDED “AS IS” AND WITHOUT ANY REPRESENTATION OR

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

WARRANTY, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR ANY PARTICULAR PURPOSE OR ANY WARRANTY THAT THE USE OF THE MATERIALS WILL NOT INFRINGE OR VIOLATE ANY PATENT OR OTHER PROPRIETARY RIGHTS OF ANY THIRD PARTY.

5.                                      REGULATORY ACTIVITIES

5.1                               Regulatory Filings and Interactions. Promptly following the Effective Date (and in any event [***] after the Effective Date), Endoceutics shall and hereby does assign and transfer all Regulatory Filings and the Regulatory Approval (including the NDA 208470) for the Product in VVA in the Territory to AMAG; provided that Endoceutics shall retain IND 108801 solely for the purposes of conducting the FSD Study as provided in Section 5.2.  Promptly following completion of the FSD Study, Endoceutics shall and hereby does assign and transfer IND 108801 to AMAG.  Promptly following such assignment, AMAG shall file an application for Regulatory Approval for the Product in FSD with the FDA [***].  For clarity, notwithstanding each Party’s respective obligation to pursue Regulatory Approval for the Product in FSD in the Territory, if [***]. For clarity, Endoceutics will not be required to transfer any DMFs or any manufacturing information (except as contained in the CMC section of any such Regulatory Filings and/or Regulatory Approvals for the Product in the Territory) maintained by or on behalf of Endoceutics or any Third Party, including any contract manufacturer; provided that AMAG has access to or rights to cross-reference those DMFs and/or relevant manufacturing information for the Product pursuant to this Agreement and the Supply Agreement to permit AMAG to comply with its regulatory obligations with respect to the Product in the Field in the Territory or to exercise AMAG’s rights under this Agreement or the Supply Agreement.  [***].  AMAG shall be the holder of all Regulatory Approvals for the Product in the Field in the Territory (other than any DMFs (except as contained in the CMC section of any such Regulatory Approvals for the Product in the Territory)) and shall have responsibility for maintaining such Regulatory Approval and for interactions with Regulatory Authorities with respect to the Product in the Field in the Territory, other than with respect to DMF or manufacturing matters as otherwise set forth in this Section 5.1 or the Supply Agreement. The Parties shall consult with each other through the JSC regarding, and keep the other Party regularly and fully informed of, the preparation, Regulatory Authority review, and approval of submissions and communications with Regulatory Authorities with respect to the Product in the Field in the Territory.  In addition, each Party shall promptly provide the other Party with copies of all material documents, information, and correspondence received from a Regulatory Authority and, upon reasonable request, with copies of any other documents, reports and communications from or to any Regulatory Authority relating to the Product or activities under this Agreement.  [***].

5.2                               Regulatory Activities relating to FSD Study. Endoceutics shall be the holder of IND 108801 for the Product solely for the purpose of conducting the FSD Study as provided in this Section 5.2 and shall have primary responsibility for maintaining such IND and for

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

interactions with Regulatory Authorities with respect to the FSD Study until completion of the FSD Study [***].  Subject to the terms of the Development Plan for the FSD Study and this Section 5.2, [***]. The Parties shall consult with each other, and keep the other Party regularly and fully informed of, the preparation, Regulatory Authority review, and approval of submissions and communications with Regulatory Authorities with respect to the FSD Study. [***].  In addition, in the event that AMAG wishes to conduct AMAG Studies while Endoceutics is the holder of IND 108801, the Parties will work together in good faith to find a mutually agreeable regulatory solution to permit AMAG to conduct such AMAG Studies.  Promptly following a decision not to conduct or continue the FSD Study(ies), Endoceutics shall and hereby does assign and transfer IND 108801 to AMAG along with any additional Regulatory Filings for the Product in FSD in the Territory.  On and after such assignment, all regulatory responsibilities relating to the Product for use in FSD in the Territory will be controlled by AMAG and governed by the terms and conditions in Section 5.1.

5.3                               Adverse Event Reporting; Pharmacovigilance Agreement. Endoceutics shall be solely responsible for maintaining the global safety database for the Product [***].  [***] and provide any and all safety information to Endoceutics for it to meet its obligations of keeping the global safety database for the Product as set forth in the previous sentence. As between the Parties: (a) Endoceutics shall be responsible for the pharmacovigilance surveillance, timely reporting of all relevant adverse drug reactions/experiences, Product quality, Product complaints and Safety Data relating to the Compound and the Product to the appropriate Regulatory Authorities outside the Territory; and (b) except as otherwise agreed in writing by the Parties, AMAG shall be responsible for the pharmacovigilance surveillance, timely reporting of all relevant adverse drug reactions/experiences, Product quality, Product complaints and Safety Data relating to the Compound and the Product in the Field to the appropriate Regulatory Authorities in the Territory, in each case in accordance with Applicable Laws of the relevant countries and Regulatory Authorities. The Parties shall cooperate with each other with respect to their respective pharmacovigilance responsibilities, and each Party shall be solely responsible for costs relating to its respective pharmacovigilance responsibilities, unless agreed otherwise by the Parties in writing. Within [***] after the Effective Date, the Parties shall enter into a pharmacovigilance agreement on terms that comply with ICH guidelines, including: (i) providing detailed procedures regarding the maintenance of core safety information and the exchange of Safety Data relating to the Compound and the Product worldwide within appropriate timeframes and in an appropriate format to enable each Party to meet both expedited and periodic regulatory reporting requirements; and (ii) ensuring compliance with the reporting requirements of all applicable Regulatory Authorities on a worldwide basis for the reporting of Safety Data in accordance with standards stipulated in the ICH guidelines, and all applicable regulatory and legal requirements regarding the management of Safety Data.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

6.                                      COMMERCIALIZATION

6.1                               Commercialization Responsibilities. In order to leverage Endoceutics’ expertise with the Product and its advertising and marketing plan for the Product, Endoceutics may directly source, finance and conduct, itself or through its Affiliates or subcontractors, additional Commercialization activities for the Product in the Field in the Territory, which scope of activities shall be agreed to by the Parties reasonably and in good-faith; provided however, that (a) AMAG shall have final decision making authority for determining the Commercialization strategy regarding the Commercialization of the Product in the Field in the Territory, and [***].  Notwithstanding the foregoing, Endoceutics may during the Term [***] conduct, itself or through its Affiliates or subcontractors, complementary marketing activities to support Commercialization of the Product in the Field in the Territory, [***]; provided, that AMAG shall be entitled, at its sole discretion, to withhold its approval of the conduct of any such Commercialization activities only if [***].  Subject to AMAG’s approval rights in this Section 6.1, the scope of the exclusive license granted to AMAG in the Territory for the Product, the restrictions on Endoceutics set forth in Sections 13.4 and 13.7, or any applicable exclusivity restrictions on Endoceutics under Section 2.8, the Parties intend that [***].

6.2                               Responsibilities. AMAG shall have the exclusive right (subject to Endoceutics’ Commercialization activities as set forth in Section 6.1 or the Commercialization Plan) to Commercialize the Product in the Field in the Territory during the Term, subject to the terms and conditions of this Agreement.  Without limiting the foregoing, subject to Endoceutics’ Commercialization activities as set forth in Section 6.1 or the Commercialization Plan [***], during the Term, AMAG will have the exclusive right and final-decision making authority for the following with respect to the Product in the Field in the Territory: (a) establishing the Commercialization (including marketing) strategy and tactics (with consultation with Endoceutics); (b) establishing pricing and reimbursement; (c) managed care contracting; (d) receiving, accepting and filling orders; (e) distribution to customers; (f) controlling invoicing, order processing and collecting accounts receivable for sales; (g) recording sales in its books of account for sales, (h) development and distribution of promotional and scientific materials; and (i) engagements with healthcare professionals and healthcare entities. Unless otherwise agreed to by the Parties in writing, AMAG shall be responsible for all costs and expenses incurred by AMAG in connection with the foregoing, including the costs of (i) advertising, (ii) public relations, (iii) social media, (iv) payers, (iii) distribution, (iv) sales team and (v) education (MSL); [***]. AMAG shall be responsible for booking all sales and be responsible for trade and distribution, reimbursement, ensuring of product availability in the Territory, subject to Endoceutics’ performance under the Supply Agreement.

6.3                               Commercialization Plan. AMAG and Endoceutics shall jointly prepare a mutually agreed initial plan for the launch, marketing, and promotion of the Product in the Field in the Territory during the one (1) year after the Effective Date (the “Commercialization Plan”). The Commercialization Plan will include detailed responsibilities and financial commitments of each of the Parties with respect to the Commercialization of the Product in the Field in the Territory, as well as a detailed budget for each activity, provided that unless

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

expressly stated otherwise, any costs or budgets outlined in the Commercialization Plan shall not include any indirect, overhead or allocation of general and administrative costs with respect to either Party.  AMAG and Endoceutics shall update the Commercialization Plan on an annual Calendar Year basis (to cover the subsequent one (1)-Calendar Year period); provided that [***].  The initial Commercialization Plan shall be attached here to as Exhibit 6.3 and each Commercialization Plan shall be updated annually no later than [***] of each Calendar Year (with such initial annual update to be provided no later than [***]).

6.4                               Diligence. During the Term, AMAG shall use Commercially Reasonable Efforts to market, promote, and otherwise Commercialize the Product in the Field in the Territory.  During the Term, each Party shall use Commercially Reasonable Efforts to perform the Commercialization activities assigned to it under Section 6.1 or in the Commercialization Plan.

7.                                      MANUFACTURE AND SUPPLY.

7.1                               The Parties shall enter into a supply agreement on or about the Effective Date in the form attached as Exhibit 7.1 hereto (the “Supply Agreement”).

8.                                      FEES AND PAYMENTS

8.1                               License Mark Payments. AMAG shall make one-time, non-refundable, non-creditable payments to Endoceutics of one hundred and fifty thousand Dollars ($150,000) in consideration for the grant of rights to the Licensed Mark for the Territory, within five (5) days after the Effective Date. This payment will be the sole consideration for the License Mark.

8.2                               License Payments.

(a)         Upfront Payment. AMAG shall make one-time, non-refundable, non-creditable payments to Endoceutics of forty nine million eight hundred and fifty thousand Dollars ($49,850,000) in consideration for the license to the Licensed Technology granted under this Agreement within five (5) days after the Effective Date.

(b)         Anniversary Payment. AMAG shall make a one-time, non-refundable, non-creditable payment to Endoceutics of ten million Dollars ($10,000,000) on the date that is one (1) year after the Effective Date.

8.3                               Equity Grant. AMAG shall issue common stock to Endoceutics pursuant to the Participation Agreement within five (5) days after the Effective Date.

8.4                               Annual Net Sales Milestones.

(a)                                 Within [***] after the end of each Calendar Quarter in which aggregate annual Net Sales of the Product in the Field in the Territory first reach any threshold indicated in

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

the Milestone Events listed below in a given Calendar Year, AMAG shall pay to Endoceutics the one-time, non-refundable, non-creditable Milestone Payment set forth below:

Annual Net Sales Milestone Events	Milestone Payments
First Calendar Year in which aggregate annual Net Sales of Product in the Territory equal or exceed one hundred fifty million Dollars ($150,000,000)		$15,000,000
First Calendar Year in which aggregate annual Net Sales of Product in the Territory equal or exceed three hundred million Dollars ($300,000,000)		$30,000,000
First Calendar Year in which aggregate annual Net Sales of Product in the Territory equal or exceed five hundred million Dollars ($500,000,000)	$	[***]
First Calendar Year in which aggregate annual Net Sales of Product in the Territory equal or exceed one billion Dollars ($[***])	$	[***]
First Calendar Year in which aggregate annual Net Sales of Product in the Territory equal or exceed three billion Dollars ($[***])	$	[***]
First Calendar Year in which aggregate annual Net Sales of Product in the Territory equal or exceed five billion Dollars ($[***])	$	[***]

(b)                                 For clarity, the annual Net Sales Milestone Payments set forth in this Section 8.4 shall be payable only once, upon the first achievement of the applicable Milestone Event and shall be additive so that if all six (6) Milestone Events set forth in Section 8.4(a) are achieved in the same Calendar Year, AMAG shall pay to Endoceutics all six (6) Milestone Payments. The maximum total amount payable under this Section 8.4 is eight hundred ninety-five million Dollars ($895,000,000).

8.5                               Royalty Payments.

(a)                                 Royalty Rate. Subject to the terms and conditions of this Agreement, AMAG shall pay Endoceutics non-refundable, non-creditable royalties as set forth below on aggregate annual Net Sales of Product in the Territory during the Royalty Term, as calculated by multiplying the applicable royalty rate set forth below by the corresponding amount of incremental Net Sales of Product in the Territory in such Calendar Year.

Aggregate Calendar Year Net Sales of Product in the Territory	Royalty Rate
For that portion of Calendar Year aggregate Net Sales of Product less than or equal to one hundred fifty million Dollars ($150,000,000)	[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

For that portion of Calendar Year aggregate Net Sales of Product greater than one hundred fifty million Dollars ($150,000,000) and less than or equal to one billion Dollars ($1,000,000,000)	[***]
For that portion of Calendar Year aggregate Net Sales of Product greater than one billion Dollars ($1,000,000,000)	[***]

By way of example, but not limitation, [***].

(b)                                 Royalty Term. Royalties shall be paid on the sum of Net Sales of Product in the Territory from the First Commercial Sale of Product for so long as Product is sold (the “Royalty Term”).

(c)                                  Valid Claim. If royalties are payable under Section 8.5(a) after the later of (i) the expiration date of the last to expire of an Existing Licensed Patent containing a Valid Claim that covers the use or sale of the Product in the Field in the Territory, and (ii) [***] years after the first commercial sale of the Product in the Field in the Territory, then the royalty rates provided in Section 8.5(a) for the Product shall be reduced by [***] from those set forth in the above table in Section 8.5(a) for the remainder of the Royalty Term.

(d)                                 Generic Competition. If one or more Generic Products are launched in the Territory during the Term, the applicable royalty rates for Net Sales of the Product set forth in Section 8.5 will be reduced [***]. Unless otherwise agreed by the Parties, the unit sales of each such Generic Product sold during a Calendar Quarter will be as reported by IMS America Ltd. of Plymouth Meeting, Pennsylvania (“IMS”) or any successor to IMS or any other independent sales auditing firm reasonably agreed upon by the Parties.

(e)                                  Third Party Payments. AMAG may deduct from any royalty payments to Endoceutics under this Section 8.5 for the Product [***] of any licensee fees, milestone payments, and royalties paid by AMAG in consideration for a license under Third Party Patents, [***], provided, that AMAG will be entitled to carry forward to subsequent Calendar Quarters any deductions [***] until all such amounts are fully deducted.  If AMAG deducts any amount from its royalty payments otherwise due through the mechanism set forth in this Section 8.5(e) and [***].

(f)           Royalty Floor. Notwithstanding Sections 8.5(c), 8.5(d), and 8.5(e), in no event shall the royalty reductions in Sections 8.5(c), 8.5(d), and 8.5(e) collectively reduce the royalty rate payable by AMAG to Endoceutics set forth in the table in Section 8.5(a) by more than [***].

8.6                               Endoceutics Payments to Third Parties.  Endoceutics shall be solely responsible for all payments, including royalties and milestone payments, due with respect to the

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Product pursuant to any agreement Endoceutics has in place with a Third Party as of the Execution Date, including any Existing Agreement.

8.7                               Supply Milestone. AMAG shall make a one-time, non-refundable, non-creditable payment to Endoceutics of ten million Dollars ($10,000,000) within thirty (30) days following its receipt of [***]  (“Sufficient Supply”) from Endoceutics pursuant to the Supply Agreement that are in conformance with the Product requirements set forth in the Supply Agreement; provided, that if Endoceutics does not provide Sufficient Supply to AMAG before [***], such payment shall be reduced to [***], and if Endoceutics does not provide Sufficient Supply to AMAG before [***].

9.                                      PAYMENT; RECORDS; AUDITS

9.1                               Payment; Reports. Royalty payments due by AMAG to Endoceutics under Section 8.5 shall be calculated by AMAG on a monthly basis based on Net Sales of the Product and paid within [***] after the end of each month. Royalty payments due under Section 8.5 shall be accompanied by a report setting forth Net Sales of Product by AMAG and its Affiliates and Sublicensees in the Territory in sufficient detail to permit confirmation of the accuracy of the royalty payment made, including the number of Product sold, the gross sales and Net Sales of Product, the royalties payable, the method used to calculate the royalties, the exchange rates used and any adjustments to royalties in accordance with Section 8.5.

9.2                               Exchange Rate; Manner and Place of Payment. All payments shall be payable in Dollars. When conversion of payments from any currency other than Dollars is required, such conversion shall be at an exchange rate equal to the weighted average of the rates of exchange for the currency of the country from which such payments are payable as published by The Wall Street Journal, Eastern U.S. Edition, during the Calendar Quarter in which the applicable sales were made. All payments owed under this Agreement shall be made by wire transfer in immediately available funds to a bank and account designated on Exhibit 9.2, unless otherwise specified in writing by Endoceutics.

9.3                               Taxes.

(a)                                 General. Except as provided in this Section 9.3, each Party is responsible for its own taxes, duties, levies, imposts, assessments, deductions, fees, withholdings or similar charges imposed on or measured by net income or overall gross income (including branch profits), gross receipts, capital, ability or right to do business, property, and franchise or similar taxes pursuant to Applicable Law. The milestones, royalties and other amounts payable by AMAG to Endoceutics pursuant to this Agreement (each, a “Payment”) shall be paid free and clear of any and all taxes, except for any withholding of taxes, duties, levies, imposts, assessments, deductions, fees, and other similar charges required by Applicable Law (“Withholding Taxes”). AMAG shall (after providing Endoceutics a reasonable opportunity to obtain a reduction or exemption from any otherwise applicable Withholding Taxes) deduct or

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

withhold from the Payments any Withholding Taxes that it is required by Applicable Law to deduct or withhold. Notwithstanding the foregoing, if Endoceutics is entitled under any applicable tax treaty to a reduction of rate of, or the elimination of, applicable Withholding Taxes, it may deliver to AMAG or the appropriate governmental authority (with the reasonable assistance of AMAG to the extent that this is reasonably required and is expressly requested in writing) the prescribed forms valid under Applicable Law necessary to lawfully reduce the applicable rate of withholding or to relieve AMAG of its obligation to withhold such Withholding Taxes and AMAG shall apply the reduced rate of withholding or dispense with withholding, as the case may be; provided that AMAG has received, in a form reasonably satisfactory to AMAG, the valid forms, or evidence of Endoceutics’ delivery of all applicable valid forms (and, if necessary, its receipt of appropriate governmental authorization),prior to the time that the Payments are due. If, in accordance with the foregoing, AMAG withholds any amount, it shall pay to Endoceutics the net remaining balance in accordance with this Agreement and make timely payment to the proper Governmental Authority of the withheld amount and send to Endoceutics proof of such payment within a reasonable time following such payment. The Parties shall reasonably cooperate and take any commercially reasonable actions necessary to perform any required reporting and withholding and to eliminate or minimize the amount of any such deductions, withholdings, or Additional Amounts, if any, including providing valid and sufficient certificates, documentation and other information under Applicable Law.

(b)         Value Added Tax. Notwithstanding anything contained in Section 9.3(a), this Section 9.3(b) shall apply with respect to value added tax, ad valorem, goods and services or similar tax chargeable on the supply or deemed supply of goods or services, sales and use taxes, transaction taxes, consumption taxes and other similar taxes required by Applicable Law including any interest, penalties or other additions to tax thereon, required under Applicable Law (“VAT”). All Payments are exclusive of VAT. If any VAT is required in respect of any Payments under Applicable Law, AMAG shall pay VAT at the applicable rate in respect of any such Payments.  The Parties shall cooperate to provide AMAG with receipt of a valid VAT invoice, if applicable, in the appropriate form issued by Endoceutics, if applicable, in respect of those Payments provided that the failure to provide a VAT invoice shall not relieve AMAG of its obligation to pay any VAT applicable to the Payments.  AMAG will pay any applicable VAT on or prior to the due date for the applicable VAT payment.  The Parties will reasonably cooperate to issue valid invoices for all amounts due under this Agreement consistent with VAT requirements. AMAG shall not be responsible for any penalties and interest resulting from the failure by Endoceutics to collect (if not included on a valid VAT invoice) or remit any such VAT if such VAT is directly imposed on Endoceutics. Endoceutics and AMAG shall reasonably cooperate to eliminate or minimize the amount of any such VAT imposed on the transactions contemplated in this Agreement.

(c)          Withholding Tax Action. If a Withholding Tax obligation arises or is increased with respect to a Payment as a direct result of an assignment of all or any portion of this Agreement by AMAG, change of control of the AMAG, change of jurisdiction of payments

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

by AMAG, or change of domicile by AMAG, and such action (a “Withholding Tax Action”) has the effect of increasing the amount of any Withholding Tax applicable to any Payments , then the amount payable by AMAG (in respect of which such increased deduction or withholding is required to be made) shall be increased by the amount necessary to ensure that after deduction or withholding of such Withholding Taxes, Endoceutics receives the same amount that it would have received had no such Withholding Tax Action occurred determined at the time of each payment (the “Additional Amounts”); [***].  For the avoidance of doubt, all commercially reasonable actions shall not require Endoceutics to forgo a foreign tax credit to claim a deduction for such Additional Amounts or take actions that are materially adverse to Endoceutics. The Additional Amounts, along with any other Withholding Taxes deducted and withheld from the payment made AMAG, shall be otherwise subject to Section 9.3(a). For the avoidance of doubt, no Additional Amounts are required due to an increase of Withholding Taxes as a direct result of an assignment of this Agreement, change of control, or change of domicile by Endoceutics.

9.4                               Records; Audit.

(a)                                 AMAG shall keep, and shall cause its Affiliates and Sublicensees to keep, complete and accurate records pertaining (a) amounts spent in connection with marketing and advertising of the Product or (b) to the sale or other disposition of Product in sufficient detail to permit Endoceutics to confirm the accuracy of royalty payments due hereunder or AMAG’s activities under the Commercialization Plan, as applicable. Such records shall be kept for such period of time required by Applicable Laws, [***] following the end of the Calendar Quarter to which they pertain. Endoceutics may cause an independent, certified public accountant reasonably acceptable to AMAG to audit such records to confirm Net Sales, royalties, other payments and/or spend under the Commercialization Plan for a period covering [***] following the Calendar Quarter to which they pertain. Such audits may be exercised during normal business hours upon [***] prior written notice to AMAG. Prompt adjustments shall be made by the Parties to reflect the results of such audit. In no event will such inspections be conducted hereunder more frequently than once every [***]. Such accountant must have executed and delivered to AMAG and its Affiliates and Sublicensees, as applicable, a confidentiality agreement as reasonably requested by AMAG, which will include provisions limiting such accountant’s disclosure to Endoceutics to only the results and basis for such results of such inspection. [***]. Any overpayment by AMAG revealed by an audit shall be credited against future payment owed by AMAG to Endoceutics (and if no further payments are due, shall be refunded by Endoceutics at the request of AMAG).

(b)                                 Endoceutics shall keep, and shall cause its Affiliates and sublicensees to keep, complete and accurate records pertaining to (a) amounts spent in connection with marketing and advertising of the Product and (b) the FSD Study Costs related to the FSD Study in sufficient detail to permit AMAG to confirm the accuracy of its reimbursement for such expenses due hereunder or Endoceutics’ activities under the Commercialization Plan, as

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applicable. Such records shall be kept for such period of time required by Applicable Laws, but no less than [***] following the end of the Calendar Quarter to which they pertain. AMAG may cause an independent, certified public accountant reasonably acceptable to Endoceutics to audit such records to confirm such FSD Study Costs related to the FSD Study and/or spend under the Commercialization Plan covering not more than [***] following the Calendar Quarter to which they pertain. Such audits may be exercised during normal business hours upon [***] prior written notice to Endoceutics. Prompt adjustments shall be made by the Parties to reflect the results of such audit. In no event will such inspections be conducted hereunder more frequently than once [***]. Such accountant must have executed and delivered to Endoceutics and its Affiliates and sublicensees, as applicable, a confidentiality agreement as reasonably requested by Endoceutics, which will include provisions limiting such accountant’s disclosure to AMAG to only the results and basis for such results of such inspection. [***].

9.5                               Late Payments. If any payment due under this Agreement is not paid when due in accordance with the applicable provisions of this Agreement, the payment shall accrue interest from the date due at [***]. The payment of such interest shall not limit the Party entitled to receive payment from exercising any other rights it may have as a consequence of the lateness of any payment.

10.                               INTELLECTUAL PROPERTY

10.1                        Ownership.

(a)         Endoceutics Data. Endoceutics shall solely own all Data to the extent generated in connection with (i) any Development, regulatory, manufacturing, or Commercialization activities with respect to the Product conducted by or on behalf of Endoceutics or its Affiliates under this Agreement or the Supply Agreement, (ii) any Development, regulatory or manufacturing activities with respect to the Product conducted by or on behalf of AMAG or its Affiliates under this Agreement or the Supply Agreement, (iii) the FSD Study, or (iv) any AMAG Study (collectively, “Endoceutics Data”).  [***].  AMAG shall, and hereby does, assign to Endoceutics all right, title and interest in and to all Endoceutics Data, and shall ensure that each of AMAG’s Affiliates, Sublicensees and subcontractors assign their respective right, title and interest in and to all such Endoceutics Data to AMAG for AMAG’s further assignment to Endoceutics.  For clarity, (A) all Endoceutics Data generated by or behalf or Endoceutics will be deemed to be Endoceutics’ Confidential Information, and (B) all Endoceutics Data generated by or behalf of AMAG or its Affiliates, Sublicensees or subcontractors in connection with any Development, regulatory, or manufacturing activities with respect to the Product in the Field in the Territory will be the Confidential Information of both Parties, in each case subject to Sections 13.4 and 13.7.  For clarity, all AMAG Data shall be owned by AMAG and shall be the Confidential Information of AMAG, subject to Section 4.4(c) and 13.7.

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(b)                                 Inventions.

(i)                                    Subject to Section 10.1(b)(ii), Inventorship of any Inventions will be determined in accordance with the standards of inventorship and conception under U.S. patent laws. The Parties will work together in good faith to resolve any issues regarding inventorship or ownership of Inventions.

(ii)                                Endoceutics shall solely own all Inventions, and Patents claiming such Inventions, to the extent created or conceived (A) by Endoceutics or its Affiliates in connection with any Development, regulatory, manufacturing or Commercialization activities with respect to the Product conducted by or on behalf of Endoceutics or its Affiliates under this Agreement or the Supply Agreement, (B) by AMAG or its Affiliates in connection with any Development, regulatory or manufacturing activities with respect to the Product conducted by or on behalf of AMAG or its Affiliates under this Agreement or the Supply Agreement, (C) by either Party in connection with the FSD Study, and (D) by either Party in connection with any AMAG Study (each an “Endoceutics Invention”).  All Endoceutics Inventions will be included in the Licensed Know-How, and Patents in the Territory claiming such Inventions will be included in the Licensed Patents. AMAG shall, and hereby does, assign to Endoceutics all of AMAG’s right, title and interest in and to any Endoceutics Inventions and Patents claiming such Endoceutics Inventions, and shall ensure that each of AMAG’s Affiliates, Sublicensees and subcontractors assign their respective right, title and interest in and to all such Endoceutics Inventions and Patents claiming such Endoceutics Inventions to AMAG for AMAG’s further assignment to Endoceutics. All Endoceutics Inventions will be deemed to be Endoceutics’ Confidential Information, subject to Sections 13.4 and 13.7.

(iii)                            AMAG or its Affiliates shall solely own all inventions, discoveries, developments, modifications, enhancements, or improvements, whether or not patentable, that are created or conceived by or on behalf of AMAG or its Affiliates to the extent relating to (A) any Competing Program, (B) any Excluded Product or (C) any Commercialization activities relating to the Product conducted by or on behalf of AMAG or its Affiliates, in each case, ((A)-(C)), together with all associated Know-How, Patents or other intellectual property rights relating thereto (collectively, “AMAG Inventions”).  For clarity, all AMAG Inventions shall be owned by AMAG or its Affiliates and shall be the Confidential Information of AMAG, subject to Section 4.4(c) and 13.7.

10.2                        Patent Prosecution and Maintenance. As between the Parties, Endoceutics shall have the first right, but not the obligation, for preparing, filing, prosecuting and maintaining the Licensed Patents. AMAG shall promptly reimburse Endoceutics for the reasonable out-of-pocket costs incurred by Endoceutics in preparing, filing, prosecuting and maintaining the Licensed Patents upon invoices raised by Endoceutics to AMAG for such costs. Endoceutics shall consult with AMAG and keep AMAG reasonably informed of the status and progress of the prosecution of such Licensed Patents and shall promptly provide AMAG with all material correspondence received from any patent authority in connection therewith. In addition, Endoceutics shall promptly provide AMAG with drafts of proposed material filings and material correspondence to

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any patent authority with respect to such Licensed Patents for review and comment prior to the submission of such proposed filings and correspondences. Endoceutics shall confer with AMAG and consider in good faith AMAG’s comments prior to submitting such filings and correspondences. AMAG shall provide Endoceutics all reasonable coordination, assistance, and cooperation in the Licensed Patent prosecution efforts under this Agreement, including providing any necessary powers of attorney and executing any other required documents or instruments for such prosecution. Endoceutics shall notify AMAG of any decision to cease prosecution of any Licensed Patents at least [***] prior to any filing deadline or payment due date. In such event, AMAG may, at its sole expense, assume the prosecution or maintenance of such Licensed Patent. If Endoceutics declines to file for, prosecute or maintain (including defending or prosecuting office actions, prosecutions or interferences) any Licensed Patent, it will give AMAG reasonable notice thereof and thereafter, AMAG may, upon written notice to Endoceutics and at AMAG’ sole cost, control the filing for, prosecution and maintenance of such Licensed Patent thereafter in accordance with this Section 10.2, mutatis mutandis.

10.3                        Cooperation of the Parties. Each Party agrees to cooperate fully in the preparation, filing, prosecution and maintenance of Licensed Patents under Section 10.2 and in the obtaining and maintenance of any patent term extensions, supplementary protection certificates and their equivalent with respect thereto respectively, [***]. Such cooperation includes (a) executing all papers and instruments, or requiring its employees or contractors, to execute such papers and instruments, so as enable the other Party to apply for and to prosecute patent applications in any country as permitted by Section 10.2, and (b) promptly informing the other Party of any matters coming to such Party’s attention that may affect the preparation, filing, prosecution or maintenance of any such patent applications.

10.4                        Infringement by Third Parties.

(a)                                 Notice. If either Endoceutics or AMAG becomes aware of any infringement or threatened infringement by a Third Party of any Licensed Patent, or any declaratory judgment or equivalent action challenging any Licensed Patent in connection with any such infringement, it will notify the other Party in writing to that effect. Any such notice shall include evidence to support an allegation of infringement or threatened infringement, or declaratory judgment or equivalent action, by such Third Party.

(b)         Enforcement. Endoceutics shall provide AMAG with copies of any allegations of alleged patent invalidity, unenforceability or non-infringement of a Licensed Patent in the Territory pursuant to a Paragraph IV Patent Certification by a Third Party filing an Abbreviated New Drug Application, a §505(b)(2) NDA, or any other similar patent certification by a Third Party. Such notification and copies will be provided to AMAG within [***] after Endoceutics receives such certification, and will be sent to the address set forth in Section 16.8. Subject to this Section 10.4(b), AMAG shall have the first right, as between Endoceutics and AMAG, but not the obligation, to bring and control any action or proceeding with respect to infringement or challenge of any Licensed Patent or with respect to a Paragraph IV Patent

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Certification, including to assert a Licensed Patent in a counterclaim, [***] by counsel of its own choice; [***]. Endoceutics may, at its own expense, be represented in any such action by counsel of its own choice, and AMAG and its counsel will reasonably cooperate with Endoceutics and its counsel in strategizing, preparing, and prosecuting any such action or proceeding. If AMAG fails to bring an action or proceeding with respect to infringement or challenge of any Licensed Patent within (A) [***] following the notice of alleged infringement, Paragraph IV Patent Certification or declaratory judgment or (B) [***].

(c)                                  Recoveries. [***].

(d)                                 Cooperation. If a Party brings an action in accordance with this Section 10.4, the other Party shall cooperate fully, including, if required to bring such action, the furnishing of a power of attorney or being named as a party to such action.

10.5                        Infringement of Third Party Rights. If a claim is brought by a Third Party alleging infringement of a Patent of such Third Party by the Development, manufacture or Commercialization of the Product, the Party first having notice of the claim or assertion shall promptly notify the other Party, the Parties shall agree on and enter into an “common interest agreement” wherein the Parties agree to their shared, mutual interest in the outcome of such potential dispute, and thereafter, the Parties shall promptly meet to consider the claim or assertion and the appropriate course of action. Each Party may represent itself in any litigation to which it is a party, [***], unless otherwise agreed upon by the Parties or as otherwise set forth in this Agreement.

10.6                        Consent for Settlement. Neither Party may unilaterally enter into any settlement or compromise of any action or proceeding under this Article 10 that would in any manner alter, diminish, or be in derogation of the other Party’s rights under this Agreement without the prior written consent of such other Party, which shall not be unreasonably withheld, conditioned, or delayed.

10.7                        Trademarks.

(a)         Ownership of Licensed Marks and Copyrights. Endoceutics retains all right, title and interest in and to its Licensed Marks., copyrights, advertising, packaging, and promotional materials. Endoceutics shall have the sole right, but not the obligation, to bring infringement, unfair competition, or other claims or proceedings involving the Licensed Marks, copyrights, advertising, packaging, and promotional materials, and AMAG hereby acknowledges and agrees that it shall have no such right. If reasonably requested by Endoceutics, AMAG shall cooperate with Endoceutics, [***], in connection with any such action. AMAG agrees that it will do nothing inconsistent with Endoceutics’ ownership of the Licensed Marks copyrights, advertising, packaging, and promotional materials, that all use of the Licensed Marks copyrights, advertising, packaging, and promotional materials by AMAG will inure to the benefit of and be on behalf of Endoceutics, and that any goodwill associated with the use of any Licensed Mark

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copyrights, advertising, packaging, and promotional materials by AMAG will inure to the benefit of Endoceutics.

(b)                                 Notice. Each Party shall provide to the other Party prompt written notice of any actual or threatened infringement of the Licensed Marks copyrights, advertising, packaging, and promotional materials in the Territory and of any actual or threatened claim that the use of the Licensed Marks copyrights, advertising, packaging, and promotional materials violates the rights of any Third Party, in each case, of which such Party becomes aware.

(c)          Cooperation. Endoceutics shall, and shall cause its Affiliates to, assist and cooperate with AMAG, as AMAG may reasonably request from time to time, in connection with its activities set forth in this Section 10.7, including where necessary, furnishing a power of attorney solely for such purpose or joining in, or being named as a necessary party to, such action, providing access to relevant documents and other evidence and making its employees available at reasonable business hours; [***]. Further, AMAG shall, and shall cause its Affiliates and Sublicensees to, assist and cooperate fully with Endoceutics in the preparation, filing, prosecution and maintenance of any trademark applications and registrations for the Licensed Marks, which such cooperation includes providing evidence of use of the Licensed Marks and “first use dates” as required by trademark offices.

10.8                        Endoceutics Controlled Patents Outside the Territory. For clarity, Endoceutics reserves all rights to prepare, file, prosecute (including any interferences, reissue proceedings and re-examinations), maintain, defend and enforce all Patents owned or controlled by Endoceutics related to the Product outside the Territory.

11.                               REPRESENTATIONS AND WARRANTIES

11.1                        Mutual Representations and Warranties. Each Party represents and warrants to the other that, as of the Execution Date: (a) it is duly organized and validly existing under the laws of its jurisdiction of incorporation or formation, and has full corporate or other power and authority to enter into this Agreement and to carry out the provisions hereof, (b) it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder, and the person or persons executing this Agreement on its behalf has been duly authorized to do so by all requisite corporate or partnership action, (c) this Agreement is legally binding upon it, enforceable in accordance with its terms, and does not conflict with any agreement, instrument or understanding, oral or written, to which it is a Party or by which it may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it, (d) it has the right to grant the licenses granted by it under this Agreement, and (e) neither Party is a party to an agreement pursuant to which all or substantially all of such Party’s assets or voting equity securities would be sold.

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11.2                        Mutual Covenants; AMAG Representations.

(a)                                 Employees, Consultants and Contractors. Subject to Section 4.8, each Party covenants that it (and its Affiliates) has written agreements from each of its (and its Affiliates’) employees, consultants, and contractors who perform activities pursuant to this Agreement, obligating such persons to assign all right, title and interest in and to their respective Inventions and other Know-How, whether or not patentable, and intellectual property rights therein, to such Party (or its Affiliates, as applicable).

(b)                                 Debarment. Each Party represents, warrants and covenants to the other Party that it is not debarred or disqualified under the U.S. Federal Food, Drug and Cosmetic Act, as may be amended, or comparable laws in any country or jurisdiction other than the U.S., and it does not, and will not during the Term, employ or use the services of any person who is debarred or disqualified, in connection with activities relating to the Product. If either Party becomes aware of the debarment or disqualification or threatened debarment or disqualification of any person providing services to such Party, including the Party itself or its Affiliates or Endoceutics Collaborators or Sublicensees (in the case of AMAG), that directly or indirectly relate to activities contemplated by this Agreement, such Party shall immediately notify the other Party in writing and such Party shall cease employing, contracting with, or retaining any such person to perform any such services.

(c)                                  No Inconsistent Obligations. Neither Party is under any obligation, contractual or otherwise, to any Person that conflicts with or is inconsistent in any material respect with the terms of this Agreement or the Supply Agreement, or that would impede the diligent and complete fulfillment of its obligations hereunder or thereunder.

(d)                                 Compliance. Each Party covenants as follows:

(i)                                    In the exercise of their rights (including rights retained) or performance of its obligations under this Agreement, such Party shall comply and shall cause its and its Affiliates’ employees and contractors to comply with all Applicable Laws.

(ii)                                Such Party and its and its Affiliates’ employees and contractors shall not, in connection with the exercise of their rights (including rights retained) and performance of their respective obligations under this Agreement, directly or indirectly through Third Parties, pay, promise or offer to pay, or authorize the payment of, any money or give any promise or offer to give, or authorize the giving of anything of value to a public official or entity or other person for purpose of obtaining or retaining business for or with, or directing business to, any person, including either Party (and each Party represents and warrants that as of the Execution Date, such Party, and to its Knowledge, its and its Affiliates’ employees and contractors, have not directly or indirectly promised, offered or provided any corrupt payment, gratuity, emolument, bribe, kickback, illicit gift or hospitality or other illegal or unethical benefit to a public official or entity or any other person in connection with the performance of such Party’s obligations under this Agreement, and each Party covenants that it and its Affiliates’ employees and contractors shall not, directly or indirectly, engage in any of the foregoing).

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(iii)                            Such Party and its Affiliates, and their respective employees and contractors, in connection with the performance of their respective obligations under this Agreement, shall not cause such other Party’s Indemnitees to be in violation of the FCPA or any other Applicable Laws, rules, or regulations or otherwise cause any reputational harm to such other Party. In connection with the performance of its obligations under this Agreement, such Party shall comply and shall cause its and its Affiliates’ employees and contractors to comply with such Party’s own then-existing anti-corruption and anti-bribery policy, a copy which, if existing, has been provided to the other Party prior to the Execution Date.

(iv)                             Such Party shall immediately notify the other Party if such Party has any information or suspicion that there may be a violation of the FCPA or any other Applicable Laws, rules, or regulations in connection with the performance of this Agreement or the Development, manufacture or Commercialization of the Product.

(v)                                 Such Party and its Affiliates shall not promote the Product for a use that is not approved by a Regulatory Authority or otherwise conduct any off-label promotional activities relating to the Product.

(vi)                             The other Party may, upon reasonable prior written notice and during such Party’s regular business hours, audit such Party’s books and records if a suspected violation of any of the representations, warranties or covenants in this Section 11.2(d)(vi) needs to be investigated. If such Party has violated or been suspected of violating any of the representations, warranties or covenants in this Section 11.2(d)(vi), such Party shall cause its or its Affiliates’ personnel or others working under its direction or control to submit to periodic training that such Party shall provide on anti-corruption law compliance. Such Party shall, at the other Party’s request, annually certify to such other Party in writing such Party’s compliance, in connection with the performance of such Party’s obligations under this Agreement, with the representations, warranties or covenants in Section 11.2(d)(vi).

(vii)                         [***].

(e)          US Tax Resident. AMAG represents and warrants that it is a United States Person as defined in Section 7701(a)(30) of the United States Internal Revenue Code of 1986, as amended, and resident of the United States as defined in Article IV of the Canada-US Tax Convention for the purposes of interpreting the provisions of the Canada-US Tax Convention.

11.3                        Additional Endoceutics Representations and Warranties. Endoceutics represents and warrants to AMAG that, as of the Execution Date, except as disclosed on Exhibit 11.3:

(a)                                 All Licensed Patents existing as of the Execution Date (the “Existing Patents”) are listed on Exhibit 11.3(a). All issued patents included in the Existing Patents (i) are (1) to Endoceutics’ Knowledge, subsisting and are not invalid or unenforceable, in whole or in

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part and (2) except as otherwise set forth on Exhibit 11.3, free of any encumbrance, lien or claim of ownership or interest by any Third Party, (ii) have been prosecuted, filed and maintained in accordance with Applicable Law and all applicable fees have been paid on or before the due date for payment, and (iii) are solely owned by Endorecherche with an exclusive license to Endoceutics. With respect to any pending applications included in the Existing Patents, such applications are being diligently prosecuted in the respective patent offices in the Territory in accordance with Applicable Law and Endoceutics and its Affiliates have presented all relevant references, documents, and information for which it and the inventors had a duty to disclose under the Applicable Law, including 37 C.F.R. 1.56 or its foreign equivalent to the relevant patent examiner at the relevant patent office for each Existing Patent.

(b)                                 Endoceutics and its Affiliates have provided or made available to AMAG prior to the Execution Date, copies of all material information in its and their possession, including any material agreements, with respect to the Licensed Technology and the Product, and such information is true, correct and complete in all material aspects.

(c)                                  Neither Endoceutics nor its Affiliates are in breach of any Existing Agreements. To Endoceutics’ Knowledge, each of the Third Parties to the Existing Agreements is not in breach of its obligations under the Existing Agreements. Neither Endoceutics nor its Affiliates have received any notice of breach under any Existing Agreements.

(d)                                 [***].

(e)                                  True, complete and correct copies of the file wrappers and other documents and materials in Endoceutics’ and its Affiliates’ possession or control relating to the prosecution, defense, maintenance, validity and enforceability of the Existing Patents in the Territory have been provided or made available to AMAG prior to the Execution Date.

(f)                                   The Existing Patents represent all Patents that Endoceutics or its Affiliates own or Control in the Territory relating to the Development, manufacture and Commercialization of the Product. To Endoceutics’ Knowledge, there is no Know-How owned by or otherwise in the possession or control of Endoceutics or any of its Affiliates that relates to the Development, manufacture and Commercialization of the Product that is not within the Licensed Know-How.

(g)                                 No rights or licenses are required under the Existing Patents or Licensed Know-How for AMAG to Develop or Commercialize the Product as contemplated herein other than those granted under Section 2.1 or in the Supply Agreement.

(h)                                 Endorecherche is the sole and exclusive owner of the entire right, title and interest of all Existing Patents. To Endoceutics’ Knowledge, Endoceutics Controls all Know-How that is necessary or useful for the Development and Commercialization of the Product in the Field in the Territory. Endoceutics has the unrestricted right to assign and transfer all

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Regulatory Filings and the Regulatory Approval (including NDA 208470) for the Product in the Field in the Territory to AMAG.

(i)                                    To Endoceutics’ Knowledge, Endoceutics Controls all Regulatory Filings and Data necessary or useful for the Development, manufacture and Commercialization of the Product in the Field in the Territory.

(j)                                    Endoceutics Controls the Licensed Mark.

(k)                                 Exhibit 11.3(k) sets forth a true, accurate and complete list of all material agreements, contracts, understandings, licenses, notes, bonds, indentures, deeds of trust, mortgages, loan agreements, liens or other binding commitment, whether written or oral, to which Endoceutics or any of its Affiliates is a party that relate to the Licensed Patents, the Licensed Know-How, or the Product, including any clinical research or master services agreements, other than customary forms of non-disclosure agreements, inventor agreements or policies (“Existing Agreements”). There are no agreements or contracts between Endoceutics or any of its Affiliates relating to any of the Licensed Patents, the Licensed Know-How, or the Product, other than the Existing Agreements or customary forms of non-disclosure agreements, inventor agreements or policies.

(l)                                    Except as set forth on Exhibit 11.3(k), neither Endoceutics nor any of its Affiliates has previously entered into any agreement on or prior to the Execution Date, whether written or oral, to assign, transfer, license, convey or otherwise encumber its right, title or interest in or to the Existing Patents, Regulatory Filings for the Product in the Territory, Licensed Know-How, or the Product (including by granting any covenant not to sue with respect thereto) that is inconsistent with or would otherwise diminish the rights and licenses granted to AMAG under this Agreement.

(m)                             There are no judgments, or settlements against or amounts with respect thereto owed by, Endoceutics or any of its Affiliates relating to the Existing Patents, Licensed Know-How or the Product.

(n)                                 There is no claim or litigation pending nor any claim that was previously asserted in writing against Endoceutics or any of its Affiliates (and Endoceutics has no Knowledge of any claim, whether or not pending or asserted) by any Person alleging that (a) the Existing Patents are invalid or unenforceable or (b) (i) the conception, development, reduction to practice, disclosing, copying, making, assigning or licensing of the existing Regulatory Filings, the Existing Patents, or the Licensed Know-How, or (ii) the Development, manufacture or Commercialization of the Product, in each case as contemplated herein, violates, infringes, constitutes misappropriation or otherwise conflicts or interferes with, or would violate, infringe or otherwise conflict or interfere with, any intellectual property or proprietary right of any Person.

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(o)                                 To Endoceutics’ Knowledge, (a) no Person is infringing or threatening to infringe or misappropriating or threatening to misappropriate the Existing Patents or the Licensed Know-How and (b) AMAG’s use of the Existing Patents in its Development, manufacture and Commercialization of the Product as contemplated herein will not infringe any Patent or other intellectual property or proprietary right of any Person.

(p)                                 To Endoceutics’ Knowledge, each of the Existing Patents properly identifies each and every inventor of the claims thereof as determined in accordance with the laws of the jurisdiction in which such Existing Patent is issued.

(q)                                 Each Person who has or has had any rights in or to any Licensed Patents or any Licensed Know-How, has assigned and has executed an agreement assigning its entire right, title, and interest in and to such Licensed Patents and Licensed Know-How to Endorecherche, and to Endoceutics’ Knowledge, no current or former officer, employee, agent, or consultant of Endoceutics or any of its Affiliates is in violation of any term of any assignment or other agreement regarding the protection of Licensed Patents or other intellectual property or proprietary Know-How of Endoceutics or such Affiliate or of any employment contract relating to the relationship of any such Person with Endoceutics.

(r)                                  With respect to any Know-How or other materials required to be transferred to AMAG pursuant to this Agreement, Endoceutics has the rights to transfer all such Know-How and materials to AMAG and to grant AMAG the right to use such rights, Know-How in the Development, manufacture and Commercialization of the Product as contemplated hereunder.

(s)                                   The inventions covered by the Existing Patents (a) were not conceived, discovered, developed or otherwise made in connection with any research activities funded, in whole or in part, by the federal government of the United States or any agency thereof, or the Canadian government, (b) are not a “subject invention” as that term is described in 35 U.S.C. Section 201(e), or any foreign equivalent, and (c) are not otherwise subject to the provisions of the Bayh-Dole Act, or foreign equivalent.

(t)                                    Endoceutics has made available to AMAG prior to the Execution Date, true, complete and correct in all material respects, copies of all Licensed Know-How and other information, including all adverse information with respect to the safety and efficacy of the Product, that is applicable to the Product and is in Endoceutics’ or its Affiliates’ Control, and all such Licensed Know-How and such information are true, complete and correct in all material respects. Without limiting the foregoing, Endoceutics has disclosed to AMAG all material information in Endoceutics’ Control regarding the safety or efficacy of the Product.

(u)                                 All of Endoceutics’ and its Affiliates’ current and former employees and officers involved in the development or creation of any material Licensed Know-How have been obligated to maintain the confidentiality of such Licensed Know-How and, to Endoceutics’

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Knowledge, any Licensed Know-How that would reasonably be expected to be confidential or proprietary information has been kept confidential by Endoceutics and its Affiliates and its and their respective employees and officers, or has been disclosed to Third Parties who are under an obligation to keep such Licensed Know-How confidential. To the Knowledge of Endoceutics, no breach of such confidentiality has been committed by any Third Party.

(v)                                 All Regulatory Filings generated, prepared, maintained, and retained by Endoceutics or its Affiliates with respect to the Product has been maintained or retained pursuant to and in accordance with good laboratory and clinical (if applicable) practice and Applicable Law, and all such information is true, complete and correct in all material respects and any material updates, changes, corrections or modification to such Regulatory Filings required under Applicable Law have been submitted to the necessary Regulatory Authorities. Neither Endoceutics nor any of its Affiliates, nor any of its or their respective officers, employees or agents has, with respect to the Development and Commercialization of the Product, (i) committed an act, (ii) made a statement or (iii) failed to act or make a statement, in any case ((i), (ii) or (iii)), that (x) would be or create an untrue statement of material fact or fraudulent statement to the FDA or any other Regulatory Authority with respect to the Development or Commercialization of the Product or (y) could reasonably be expected to provide a basis for the FDA to invoke its policy respecting “Fraud, Untrue Statements of Material Facts, Bribery and Illegal Gratuities”, set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto or any analogous laws or policies in or outside of the Territory.

(w)                               Endoceutics and its Affiliates have conducted, and, to Endoceutics’ Knowledge, their respective contractors and consultants have conducted prior to the Execution Date, all Development of the Product in accordance with any applicable good laboratory and clinical practice and Applicable Law.

(x)                                 To Endoceutics’ Knowledge, there are no safety, efficacy, or regulatory issues, other than the information that has previously been made available to AMAG that would preclude AMAG from (i) using the Licensed Technology or (ii) Developing or Commercializing the Product in the Territory in compliance with the Applicable Law.

(y)                                 To Endoceutics’ Knowledge, no officer, employee, agent or consultant of Endoceutics or any of its Affiliates has or had at any time any obligation to assign or otherwise grant a Third Party any right, title or interest to any Know-How or invention (or any Patent or other intellectual property right with respect to any such Know-How or invention) conceived, discovered, developed or made by such officer, employee, agent or consultant in its capacity as an officer, employee, agent or consultant of Endoceutics or any of its Affiliates which Know-How or invention would be Licensed Patents or Licensed Know-How but for such assignment or grant. To Endoceutics’ Knowledge, no current employee of Endoceutics or any of its Affiliates who conducts or manages any research or development activities or is otherwise involved in generating any Know-How or invention (or any Patent or other intellectual property right with respect to any such information or invention) that would be Licensed Know-How or Licensed

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Patents if Controlled by Endoceutics is or has been, and no former employee of Endoceutics or any of its Affiliates who was employed by Endoceutics or any of its Affiliates and conducted or managed any research or development activities or was otherwise involved in generating any Know-How or invention (or any Patent or other intellectual property right with respect to any such Know-How or invention) that would be Licensed Know-How or Licensed Patents if Controlled by Endoceutics was, during his or her employment by Endoceutics or any of its Affiliates, a consultant for or an employee of a Third Party.

(z)                                  Endoceutics and its Affiliates incurred (i) CAD$10,127,220 in research and development costs and expenses relating to the Product (including any third party costs and expenses) during the twelve months ended December 31, 2014, (ii) CAD$4,896,520 in research and development costs and expenses relating to the Product (including any third party costs and expenses) during the twelve months ended December 31, 2015, and (iii) CAD $4,559,816 (not audited) in research and development costs and expenses relating to the Product (including any third party costs and expenses) during the twelve months ended December 31, 2016.

(aa)                          There is no claim or litigation pending or claim that was previously asserted in writing against Endoceutics or any of its Affiliates (and Endoceutics has no Knowledge of any claim, whether or not pending or asserted) by any Person alleging that the Licensed Marks violate, infringe, constitute misappropriation or otherwise conflict or interfere with, or would violate, infringe or otherwise conflict or interfere with, any intellectual property or proprietary right of any Person.

11.4                        Endoceutics Covenants. Endoceutics covenants to AMAG that:

(a)                                 During the Term, (i) Endoceutics shall maintain in good standing and comply with all Existing Agreements, including the Endorecherche Agreement, and (ii) Endoceutics will not amend or restate any Existing Agreements in a manner that adversely affects AMAG’s rights hereunder or under the Supply Agreement without having first obtained AMAG’s prior written consent.

(b)                                 During the Term, Endoceutics will not enter into any agreement or grant any such right, title or interest to any Person that is inconsistent with the rights granted to AMAG under this Agreement or the Supply Agreement.

(c)                                  During the Term, Endoceutics will not enter into any agreement with respect to, or assign, transfer, license, convey or otherwise encumber, its right, title or interest in or to (i) the Licensed Technology (including by granting any covenant not to sue with respect thereto) or (ii) any intellectual property or proprietary right that would be Licensed Technology, but for such assignment, transfer, license, conveyance or encumbrance, in each case of (i) and (ii), that is inconsistent with or otherwise diminishes the rights and licenses granted to AMAG under this Agreement, except in each case as provided in Section 16.5(c) of this Agreement.

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(d)                                 Following the Execution Date, to the extent required for (i) AMAG’s compliance with all applicable U.S. securities laws, including Regulation S-X under the Securities Act of 1933 as amended (“Regulation S-X”), or (ii) in connection with the offering or exchange of its securities, and provide customary and reasonable cooperation to AMAG with respect to the audited and unaudited financial statements of Endoceutics from Endoceutics’ independent public accountants (the “Auditors”), Endoceutics shall provide to AMAG, promptly upon AMAG’s request, the Required Information to the extent required to comply with applicable U.S. securities law. For purposes of this Section 11.4(d), “Required Information” means: (A) audited and unaudited consolidated balance sheets, income statements, and cash flows statements of Endoceutics for such fiscal periods (including interim periods) as required under Regulation S-X and prepared in accordance in all material respects with Regulation S-X, for offerings of securities on registration statements on Form S-1, such audited financial statements to include Auditors’ reports confirming that they are prepared to deliver their consent in connection with any financing transaction by AMAG upon their final review of the applicable registration statement (or other applicable offering document) that includes or incorporates by reference such financial statements, and such interim unaudited financial statements to have undergone a SAS 100 review; (B) customary comfort letters (including customary negative assurances and bring-down) by the Auditors with respect to the financial information of Endoceutics; (C) such other financial, business and other information regarding Endoceutics and its affiliates as AMAG shall reasonably request from Endoceutics to the extent necessary to allow AMAG to prepare unaudited pro forma financial statements in compliance with Article 11 of Regulation S-X under the Securities Act for offerings of securities on registration statements on Form S-1; and (D) such other business, financial and other information regarding Endoceutics and its Affiliates as AMAG shall reasonably request to the extent required to be included in a registration statement with respect to the offering of securities by AMAG, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading (including a “management’s discussion and analysis of financial condition and results of operation” with respect to the business of Endoceutics). [***]. All Required Information provided by Endoceutics hereunder shall be treated as the Confidential Information of Endoceutics and shall be subject to Article 13. AMAG acknowledges that Endoceutics is not required to provide to AMAG any Required Information as of the Execution Date.

11.5                        Disclaimer. Except as expressly set forth in this Agreement, THE LICENSED TECHNOLOGY AND INTELLECTUAL PROPERTY RIGHTS PROVIDED BY ENDOCEUTICS ARE PROVIDED “AS IS” AND ENDOCEUTICS EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING THE WARRANTIES OF DESIGN, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES, OR ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICES, IN ALL CASES WITH RESPECT THERETO. Without limiting the foregoing, (a) neither Party represents or warrants that any Data obtained from conducting clinical trials in one country or jurisdiction will comply with the laws and regulations of any

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other country or jurisdiction, and (b) neither Party represents or warrants the success of any study or test conducted by pursuant to this Agreement or the safety or usefulness for any purpose of the technology it provides hereunder.

12.                               INDEMNIFICATION

12.1                        Indemnification by Endoceutics. Endoceutics hereby agrees to defend, indemnify and hold harmless AMAG and its Affiliates and their respective directors, officers, employees and agents (each, an “AMAG Indemnitee”) from and against any and all liabilities, expenses and losses, including reasonable legal expenses and attorneys’ fees (collectively, “Losses”), to which any AMAG Indemnitee may become subject as a result of any claim, demand, action or other proceeding by any Third Party to the extent such Losses arise out of: (a) the negligence or willful misconduct of any Endoceutics Indemnitee; (b) the breach by Endoceutics of any warranty, representation, covenant or agreement made by Endoceutics in this Agreement; (c) the research, Development, Commercialization, use, handling, storage, sale or other disposition of the Product by Endoceutics or its Affiliates or Endoceutics Collaborators, (sub)licensees or subcontractors in or outside the Territory; (d) any Existing Agreement; or (e) any claim that Endoceutics does not have the right to grant the licenses or other rights granted to AMAG hereunder resulting from a Third Party ownership interest in the Licensed Technology; except, in each case (a)—(e), to the extent such Losses arise out of the negligence or willful misconduct of any AMAG Indemnitee or the breach by AMAG of any warranty, representation, covenant or agreement made by AMAG in this Agreement or the Supply Agreement.

12.2                        Indemnification by AMAG. AMAG hereby agrees to defend, indemnify and hold harmless Endoceutics, its Affiliates and the Endoceutics Collaborators and their respective directors, officers, employees and agents (each, an “Endoceutics Indemnitee”) from and against any and all Losses to which any Endoceutics Indemnitee may become subject as a result of any claim, demand, action or other proceeding by any Third Party to the extent such Losses arise out of: (a) the Development, Commercialization, use, handling, storage, sale or other disposition of the Product by AMAG or its Affiliates or Sublicensees, (b) the negligence or willful misconduct of any AMAG Indemnitee, or (c) the breach by AMAG of any warranty, representation, covenant or agreement made by AMAG in this Agreement; except, in each case (a)—(c), to the extent such Losses arise out of the negligence or willful misconduct of any Endoceutics Indemnitee or the breach by Endoceutics of any warranty, representation, covenant or agreement made by Endoceutics in this Agreement or the Supply Agreement.

12.3                        Procedure. A party that intends to claim indemnification under this Article 12 (the “Indemnitee”) shall promptly notify the indemnifying Party (the “Indemnitor”) in writing of any Third Party claim, demand, action or other proceeding (each, a “Claim”) in respect of which the Indemnitee intends to claim such indemnification, and the Indemnitor shall have sole control of the defense or settlement thereof. The Indemnitee may participate at its expense in the Indemnitor’s defense of and settlement negotiations for any Claim with counsel of the Indemnitee’s own selection. The indemnity arrangement in this Article 12 shall not apply to

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amounts paid in settlement of any action with respect to a Claim, if such settlement is effected without the consent of the Indemnitor, which consent shall not be withheld or delayed unreasonably. The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any action with respect to a Claim shall only relieve the Indemnitor of its indemnification obligations under this Article 12 if and to the extent the Indemnitor is actually prejudiced thereby. The Indemnitee shall cooperate fully with the Indemnitor and its legal representatives in the investigation of any action with respect to a Claim covered by this indemnification.

12.4                        Insurance. Both Parties, at their own expense, shall maintain product liability and other appropriate insurance (or self-insure) in an amount consistent with sound business practice and reasonable in light of its obligations under this Agreement during the Term. A Party shall provide a certificate of insurance (or evidence of self-insurance) evidencing such coverage to the other Party upon its request.

13.                               CONFIDENTIALITY

13.1                        Confidential Information. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing by the Parties, the Parties agree that, during the Term and for [***] thereafter, the receiving Party shall keep confidential and shall not publish or otherwise disclose and shall not use for any purpose other than as expressly provided for in this Agreement any Confidential Information of the other Party under this Agreement, and both Parties shall keep confidential and, subject to Sections 13.2, 13.3, 13.4, 13.5 and 13.7, shall not publish or otherwise disclose the terms of this Agreement. Each Party may use the other Party’s Confidential Information only to the extent required to accomplish the purposes of this Agreement, including exercising its rights or performing its obligations. Each Party shall use at least the same standard of care as it uses to protect proprietary or confidential information of its own (but no less than reasonable care) to ensure that its employees, agents, consultants, contractors and other representatives do not disclose or make any unauthorized use of the Confidential Information of the other Party. Each Party shall promptly notify the other upon discovery of any unauthorized use or disclosure of the Confidential Information of the other Party.

13.2                        Exceptions. The obligations of confidentiality and restriction on use under Section 13.1 will not apply to any information that the receiving Party can prove by competent written evidence: (a) is now, or hereafter becomes, through no act or failure to act on the part of the receiving Party, generally known or available to the public; (b) is known by the receiving Party at the time of receiving or generating such information, other than by previous disclosure of the disclosing Party, or its Affiliates, employees, agents, consultants, or contractors; (c) is hereafter furnished to the receiving Party without restriction by a Third Party who has no obligation of confidentiality or limitations on use with respect thereto, as a matter of right; or (d) is independently discovered or developed by the receiving Party without the use of or access to Confidential Information belonging to the disclosing Party.

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13.3                        Authorized Disclosure. Each Party may disclose Confidential Information belonging to the other Party as expressly permitted by this Agreement or if and to the extent such disclosure is reasonably necessary in the following instances:

(a)                                 filing, prosecuting, or maintaining Patents as permitted by this Agreement;

(b)                                 regulatory filings for the Product that such Party has a license or right to Develop hereunder in a given country or jurisdiction;

(c)                                  prosecuting or defending litigation as permitted by this Agreement;

(d)                                 complying with Applicable Law, court orders or governmental regulations;

(e)                                  disclosure to its and its Affiliates’ employees, consultants, contractors and agents, to Endoceutics Collaborators (in the case of Endoceutics) and to Sublicensees (in the case of AMAG), in each case on a need-to-know basis in connection with the Development, supply, manufacture, and Commercialization of the Product in accordance with the terms of this Agreement and the Supply Agreement, in each case under written obligations of confidentiality and non-use at least as stringent as those herein; and

(f)                                   disclosure to potential and actual investors, acquirors, licensees and other financial or commercial partners solely for the purpose of evaluating or carrying out an actual or potential investment, acquisition or collaboration, in each case under written obligations of confidentiality and non-use at least as stringent as those herein.

Notwithstanding the foregoing, if a Party is required to make a disclosure of the other Party’s Confidential Information pursuant to Section 13.3(c) or (d), it shall, except where impracticable, give reasonable advance notice to the other Party of such disclosure and use efforts to secure confidential treatment of such Confidential Information at least as diligent as such Party would use to protect its own Confidential Information, but in no event less than reasonable efforts. In any event, the Parties shall take all reasonable action to avoid disclosure of Confidential Information hereunder. Any information disclosed pursuant to Section 13.3(c) or (d) shall remain Confidential Information and subject to the restrictions set forth in this Agreement, including the foregoing provisions of this Article 13. Each Party acknowledges and agrees that the other Party may be required by Applicable Law to submit this Agreement to the SEC and if a Party does submit this Agreement to the SEC, such Party shall consult with the other Party with respect to the preparation and submission of a confidential treatment request for this Agreement; provided that, if such Party has given the other Party a reasonable time under the circumstances from the date of notice ([***]) by such Party of the required disclosure to comment upon, request confidential treatment, or approve such disclosure, then such Party may make such public disclosure at the time and in the manner reasonably determined by its counsel to be required by Applicable Law.

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13.4                        Publications.

(a)         Neither Party may publish or present Confidential Information of the other Party or its Affiliates or Sublicensees without the other Party’s prior written consent.

(b)         Subject to Sections 13.4(c) and 13.7, for any other Confidential Information relating to the Product obtained after the Effective Date, each Party may review and comment on any material proposed for publication or presentation by the other Party regarding such Confidential Information, whether by oral presentation, manuscript or abstract. Before any such material is submitted for publication or presentation of any such material is made, each Party shall deliver a complete copy to the other Party at least [***] prior to submitting the material to a publisher or initiating any other disclosure. Each Party shall review any such material and give its comments to the other Party within [***]  of the receipt of such material. With respect to oral presentation materials and abstracts, each Party shall make reasonable efforts to expedite review of such materials and abstracts, and shall return such items as soon as practicable to the other Party with appropriate comments, if any, but in no event later than [***] from receipt. Each Party shall comply with the other Party’s request to delete references to its Confidential Information in any such material and agrees to delay any submission for publication or presentation for a period of up to an additional [***] for the purpose of preparing and filing appropriate patent applications.

(c)          Notwithstanding anything in this Agreement to the contrary, for any investigator sponsored study within the AMAG Studies, the investigator(s) shall be entitled to publish or present results of and other information relating to such investigator sponsored study, provided that AMAG shall use Commercially Reasonable Efforts to provide Endoceutics a reasonable opportunity to review and comment on any material for publication or presentation with respect to such investigator sponsored study.

13.5                        Publicity; Public Disclosures. The Parties shall issue a joint press release substantially in a form agreed by the Parties prior to the Effective Date, on or as promptly as practicable following, the Effective Date in the form set forth on Exhibit 13.5. It is understood that each Party may desire or be required to issue subsequent press releases relating to this Agreement or activities hereunder. The Parties shall consult with each other reasonably and in good faith with respect to the text and timing of such press releases prior to the issuance thereof, to the extent practicable, provided that a Party may not unreasonably withhold, condition or delay consent to such releases, and that either Party may issue such press releases or make such disclosures to the SEC or other applicable agency as it determines, based on advice of counsel, are reasonably necessary to comply with laws or regulations or for appropriate market disclosure. Each Party shall provide the other Party with advance notice of legally required disclosures to the extent practicable and in accordance with Section 13.3. The Parties will consult with each other on the provisions of this Agreement to be redacted in any filings made by a Party with the SEC or as otherwise required by Applicable Laws in accordance with Section 13.3; provided that each Party may make any such filing as it reasonably determines necessary under Applicable

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Laws. In addition, following the initial joint press release announcing this Agreement, either Party may disclose, without the other Party’s prior written consent, the existence of this Agreement, the identity of the other Party and those terms of the Agreement which have already been publicly disclosed in accordance herewith.

13.6                        Prior Confidentiality Agreement. As of the Execution Date, the terms of this Article 13 shall supersede any prior non-disclosure, secrecy or confidentiality agreement between the Parties (or their Affiliates) relating to the subject of this Agreement, including the Confidentiality Agreement. Any information disclosed pursuant to any such prior agreement shall be deemed Confidential Information for purposes of this Agreement.

13.7                        Development or Commercialization Information. Endoceutics shall not publish any Endoceutics Data (or other clinical data obtained after the Effective Date) without complying with the terms of Section 13.4.  In addition, any Endoceutics Data generated by or on behalf of AMAG or its Affiliates, Sublicensees or subcontractors and/or any information covering an Endoceutics Invention created, conceived or generated by or on behalf of AMAG shall be treated as the Confidential Information of both Parties during the Term (and Endoceutics’ Confidential Information upon any termination of this Agreement), provided further that during the Term, (a) AMAG shall have the right to use and disclose such Confidential Information in connection with the performance of its activities under this Agreement and in connection with AMAG’s other products and services subject to AMAG’s compliance with the terms of Sections 2.5(b)-(c) and Section 2.8; (b) Endoceutics shall have the right to use and disclose such Confidential Information covering such Endoceutics Invention and/or that is Endoceutics Data in the exercise of its rights reserved under Section 2.4 with respect to the Product (including by granting the right to use and disclose such information or Endoceutics Data to any Endoceutics Collaborator pursuant to Section 4.4) and (c) to the extent that such Confidential Information covering such Endoceutics Invention is not specific to the Development or Commercialization of the Product, Endoceutics shall have the right to use and disclose such Confidential Information in connection with its other products and services subject to Endoceutics’ compliance with the terms of Section 2.8.  For clarity, AMAG Data and AMAG Inventions shall be the Confidential Information of AMAG and shall not be subject to the use and disclosure rights or obligations set forth in this Section 13.7, except that Endoceutics and any Endoceutics Collaborators shall be entitled to use and disclose the Data that is provided by AMAG to Endoceutics pursuant to Section 4.4(c) to exercise the licenses granted to Endoceutics pursuant to Section 4.4(c) during the Term and thereafter in accordance with such licenses.

13.8                        Equitable Relief. Given the nature of the Confidential Information and the competitive damage that a Party would suffer upon unauthorized disclosure, use or transfer of its Confidential Information to any Third Party, the Parties agree that monetary damages may not be a sufficient remedy for any breach of this Article 13. In addition to all other remedies, a Party may seek specific performance and injunctive and other equitable relief as a remedy for any breach or threatened breach of this Article 13.

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14.                               TERM AND TERMINATION

14.1                        Term. This Agreement shall commence on the Effective Date and, unless terminated earlier as provided in this Article 14 or by mutual written agreement of the Parties, shall continue until the expiration of the last Royalty Term in the Territory (the “Term”).

14.2                        Material Breach.

(a)         Termination for Material Breach.  If a Party materially breaches any of its obligations under this Agreement, in addition to any other right and remedy the other Party may have, the non-breaching Party may terminate this Agreement by providing ninety (90) days’ prior written notice (thirty (30) days’ prior written notice if the material breach is a failure to pay an amount due and payable under this Agreement) to the other Party (such applicable timeframe, the “Notice Period”), such notice to specify the breach and the notifying Party’s claim of right to terminate; provided that (a) the termination shall not become effective at the end of the Notice Period if the breaching Party cures the breach specified in the termination notice during the Notice Period (or, if such default cannot be cured within the Notice Period, if the breaching Party commences appropriate and material actions to cure such breach within the Notice Period and thereafter diligently continues such actions for a period not to exceed ninety (90) days), and (b) if either Party initiates a dispute resolution procedure under Section 15.1 within thirty (30) days after delivery of a termination notice to resolve the dispute for which termination is being sought and is diligently pursuing such procedure, the cure period set forth in this Section 14.2 shall be tolled and the termination shall become effective (i) with respect to any breach that is capable of being cured, if the breaching Party does not implement the remedy for such breach determined by the Arbitrators through such dispute resolution procedure within the timeframe established by the Arbitrators or (ii) with respect to any breach that is not capable of being cured, upon the final decision of the Arbitrators granting the terminating Party’s request to terminate.

(b)         Alternative to Termination Under Section 14.2(a). In addition to the deductions otherwise permitted under this Agreement, if AMAG has the right to terminate this Agreement under Section 14.2(a) for Endoceutics’ material breach (following expiration of all applicable cure periods thereunder), AMAG may elect by written notice to Endoceutics within ninety (90) days following the expiration of such cure periods to exercise its rights under this Section 14.2(b) as a sole and exclusive remedy in lieu of exercising its right under Section 14.2(a).  If Endoceutics disputes AMAG’s right to terminate pursuant to Section 14.2(a) following AMAG’s election under this Section 14.2(b), the Parties shall resolve any such dispute under Section 15.3.  [***].

14.3                        Termination for Bankruptcy. If either Party (a) files for protection under bankruptcy or insolvency laws, (b) makes an assignment for the benefit of creditors, (c) appoints or suffers appointment of a receiver or trustee over substantially all of its property that is not discharged within [***] after such filing, (d) proposes a written agreement of composition or extension of its debts, (e) proposes or is a party to any dissolution or liquidation, (f) files a

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petition under any bankruptcy or insolvency act or has any such petition filed against that is not discharged within [***] of the filing thereof or (g) admits in writing its inability generally to meet its obligations as they fall due in the general course, (each of the foregoing a “Bankruptcy Event”), then the other Party may terminate this Agreement in its entirety effective immediately upon written notice to such Party.

14.4                        Termination for Patent Challenge. If AMAG or any of its Affiliates or Sublicensees challenges under any court action or proceeding, or before any patent office, the validity, patentability or enforceability of any Licensed Patent, or initiates a reexamination of any Licensed Patent, or assists any Third Party to conduct any of the foregoing activities (each, a “Patent Challenge”) and such Patent Challenge is not required under a court order or subpoena and is not a defense against a claim, action or proceeding asserted by Endoceutics, its Affiliates or licensees against AMAG, its Affiliates or Sublicensees, Endoceutics may immediately terminate this Agreement.

14.5                        Termination by AMAG.

(a)                                 AMAG may terminate this Agreement at any time for any valid business reason upon three hundred sixty-five (365) days’ prior written notice to Endoceutics; provided that, AMAG shall continue to conduct it obligations under the Agreement during the notice period using Commercially Reasonable Efforts.

(b)                                 AMAG may terminate this Agreement upon sixty (60) days’ written notice to Endoceutics in the event that AMAG reasonably determines in good faith, after due inquiry and in a manner consistent with AMAG’s then-current decision-making policies and procedures with respect to such determination and after discussions with Endoceutics allowing Endoceutics to provide appropriate explanations, that AMAG cannot reasonably continue to Develop or Commercialize any Product as a result of a safety issue regarding the use of the Product; provided, that prior to exercising such termination right, AMAG shall notify Endoceutics of such safety issue and shall provide Endoceutics with copies of the relevant data or reports observed or considered by AMAG in making such determination; provided that, AMAG shall continue to conduct it obligations during the notice period using the same level of efforts required under this Agreement.

(c)                                  If there is a Change of Control of AMAG and the acquiring entity (alone or with its Affiliates) is engaged in a Competing Program in the Territory or in at least three (3) countries within the European Union, then AMAG may avail itself of its rights under Section 2.8(c)(i) or may terminate this Agreement upon one hundred eighty (180) days prior written notice to Endoceutics; provided that, AMAG shall continue to conduct it obligations during the notice period using the same level of efforts required under this Agreement.

14.6                        HSR Waiting Period.  If the Effective Date has not occurred within one hundred eighty (180) days following the Execution Date, or such date as the Parties may mutually agree,

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this Agreement may be terminated by either Party upon written notice to the other.  If this Agreement is terminated pursuant to this Section 14.6, then, notwithstanding any provision in this Agreement to the contrary, neither Party will have any further obligation to the other Party with respect to the subject matter of this Agreement or the Supply Agreement.

14.7                        Effects of Termination. Upon expiration or any termination of this Agreement by either Party pursuant to Sections 14.2, 14.3, 14.4, or 14.5 the following will apply:

(a)                                 Termination of Licenses and Other Rights. All licenses granted to AMAG will automatically terminate, all other rights and obligations of the Parties under this Agreement will terminate, and all sublicenses under the Licensed Technology granted from AMAG to any Sublicensee will automatically terminate, in each case on the effective date of expiration or termination. For purposes of clarity, during the notice period set forth in Section 14.5(a), AMAG shall continue to meet its obligations under this Agreement, including continuing to use Commercially Reasonable Efforts to Commercialize (including advertising, marketing, and sales) the Product, during such notice period.

(b)                                 Assignments. Upon expiration or termination:

(i)                                    Regulatory Filings. As promptly as practicable (and in any event within [***]) after such notice, AMAG shall (A) to the extent not previously provided to Endoceutics, deliver to Endoceutics true, correct and complete copies of all Regulatory Filings (including Regulatory Approvals) for the Product in the Field in the Territory; (B) and hereby does, effective upon such termination, transfer and assign, or cause to be transferred or assigned, to Endoceutics or its designee (or to the extent not so assignable, take all reasonable actions to make available to Endoceutics or its designee the benefits of) all Regulatory Filings (including NDA 208470 and Regulatory Approvals) for the Product in the Field in the Territory, whether held in the name of AMAG or its Affiliates or Sublicensees; and (C) take such other actions and execute such other instruments, assignments and documents as may be necessary to effect, evidence, register and record the transfer, assignment or other conveyance of rights under this Section 14.7(b)(i) to Endoceutics;

(ii)                                Third Party Agreements. To the extent possible, AMAG shall assign to Endoceutics any agreements with Third Parties related to the Development or Commercialization of the Product in the Field in the Territory. If such Third Party agreements are not assignable, then AMAG shall cooperate with Endoceutics in good faith to assist Endoceutics in negotiating an agreement with such Third Party with respect to the Development and Commercialization of the Product in the Field in the Territory; and

(iii)                            Costs.  All such assignments under Sections 14.7(b)(i)—14.7(b)(ii) will be at [***].

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(c)                                  Wind-Down. AMAG shall, as directed by Endoceutics, either wind-down any ongoing Development activities of AMAG and its Affiliates and Sublicensees with respect to the Product in the Field in the Territory in an orderly fashion or promptly transfer such Development activities to Endoceutics or its designee, in compliance with all Applicable Laws.

(d)                                 Remaining Inventories. Endoceutics may purchase from AMAG any or all of the inventory of the Product held by AMAG as of the date of termination (that are not committed to be supplied to any Third Party or Sublicensee, in the ordinary course of business, as of the date of termination) at a price equal to AMAG’s actual cost to acquire or manufacture such inventory. Endoceutics shall notify AMAG within [***] after the date of termination whether Endoceutics elects to exercise such right.

(e)          [***].

(f)           Further Assistance. AMAG will provide, [***], any other assistance or take any other actions, in each case, reasonably requested by Endoceutics as necessary to transfer to Endoceutics the Development and Commercialization of Product in the Field in the Territory, and will execute all documents as may be reasonably requested by Endoceutics in order to give effect to this Section 14.7.

14.8                        Confidential Information. Upon expiration or termination of this Agreement in its entirety, except to the extent that a Party obtains or retains the right to use the other Party’s Confidential Information, each Party shall promptly return to the other Party, or delete or destroy, all relevant records and materials in such Party’s possession or control containing Confidential Information of the other Party; provided that such Party may keep one copy of such materials for archival purposes only subject to continuing confidentiality obligations. Upon expiration or termination of this Agreement in its entirety, all Regulatory Filings, agreements and Development information transferred to Endoceutics pursuant to Section 14.7 will be deemed to be Endoceutics’ Confidential Information.

14.9                        Survival. Expiration or termination of this Agreement shall not relieve the Parties of any obligation or right accruing prior to such expiration or termination. Except as set forth below or elsewhere in this Agreement, the obligations and rights of the Parties under the following provisions of this Agreement shall survive expiration or termination of this Agreement: Articles 1, 13 (for the time period set forth in Section 13.1) and 15 along with individual Sections 2.5(a) (first sentence), 4.4(c) (last three sentences), 4.9 (last sentence), 9.1 through 9.3 (solely with respect to payment obligations accruing prior to the effective date of expiration or termination), 9.4 (with respect to the obligation to maintain records and audit rights, in each case, for the time periods set forth therein), 10.1, 11.5, 12.1 through 12.3, 14.7 through 14.10, 16.1 through 16.4, 16.5 (solely with respect to any surviving rights or obligations) and 16.7 through 16.12.  Expiration or termination of this Agreement for any reason does not (a) relieve the Parties of any liability or obligation that accrued prior to the effective date of such

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expiration or termination, or (b) preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement.

14.10                 Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by one Party to the other Party are, and will otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code or comparable provision of applicable bankruptcy or insolvency laws, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code or comparable provision of applicable bankruptcy or insolvency laws. The Parties agree that a Party that is a licensee of such rights under this Agreement will retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code or comparable provision of applicable bankruptcy or insolvency laws. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against a Party to this Agreement under the U.S. Bankruptcy Code or comparable provision of applicable bankruptcy or insolvency laws, the other Party will be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, and same, if not already in its possession, will be promptly delivered to it (a) upon any such commencement of a bankruptcy or insolvency proceeding upon its written request therefor, unless the bankrupt Party elects to continue to perform all of its obligations under this Agreement, or (b) if not delivered under (a) above, following the rejection of this Agreement by or on behalf of the bankrupt Party upon written request therefor by the other Party.

14.11                 Effect of Bankruptcy or Insolvency. The Parties acknowledge that the license granted hereunder shall survive any case or proceeding in bankruptcy, receivership, liquidation or insolvency, conservatorship, assignment for the benefit of creditors, rearrangement, reorganization, cessation of all or substantially all business operations without a permitted successor or assign, or custodianship of substantially all property of Endoceutics (an “Insolvency Event”). For greater clarity, in the event of an Insolvency Event, Endoceutics shall not assign its rights under the Endorecherche Agreement to any person, unless the assignee agrees to accept the assignment of Endoceutics’ obligations under this Agreement.

15.                               DISPUTE RESOLUTION

15.1                        Objective. The Parties recognize that disputes as to matters arising under or relating to this Agreement or either Party’s rights or obligations hereunder may arise from time to time. It is the objective of the Parties to establish procedures to facilitate the resolution of such disputes in an expedient manner by mutual cooperation and without resort to litigation. To accomplish this objective, the Parties shall follow the procedures set forth in this Article 15 to resolve any such dispute if and when it arises.

15.2                        Resolution by Senior Officers. Except as otherwise provided in Article 3, including decision making procedures in Section 3.3, if a dispute arises between the Parties in connection with or relating to this Agreement or any document or instrument delivered in

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connection herewith (a “Dispute”), then before a Party may institute binding arbitration the Party shall refer such Dispute to the Senior Officers for attempted resolution by good faith negotiations during a period of [***]. Any final decision mutually agreed to by the Senior Officers in writing shall be conclusive and binding on the Parties. If such Senior Officers are unable to resolve any such Dispute within such [***] period, either Party may institute binding arbitration in accordance with Section 15.3 upon written notice to the other Party (an “Arbitration Notice”) and seek such remedies as may be available.

15.3                        Arbitration.

(a)         Upon receipt of an Arbitration Notice by a Party, the applicable Dispute shall be resolved by final and binding arbitration before a panel of three experts with relevant industry experience (the “Arbitrators”). Each of Endoceutics and AMAG shall promptly select one Arbitrator each, which selections shall in no event be made later than [***] after the notice of initiation of arbitration. The third Arbitrator shall be chosen promptly by mutual agreement of the Arbitrator chosen by Endoceutics and the Arbitrator chosen by AMAG, but in no event later than [***] after the date that the last of such Arbitrators was appointed. The Arbitrators shall determine what discovery will be permitted, consistent with the goal of reasonably controlling the cost and time that the Parties must expend for discovery; provided that the Arbitrators shall permit such discovery as they deem necessary to permit an equitable resolution of the dispute. The arbitration shall be administered by the American Arbitration Association (or its successor entity) in accordance with the then current Commercial Rules of the American Arbitration Association including the Procedures for Large, Complex Commercial Disputes (including the Optional Rules for Emergency Measures of Protection), except as modified in this Agreement (the “AAA Rules”). The arbitration shall be held in New York, New York, and the Parties shall use reasonable efforts to expedite the arbitration if requested by either Party. The Arbitrators shall, within [***] days after the conclusion of the arbitration hearing, issue a written award and decision describing the essential findings of fact and conclusions of law on which the award is based, including the calculation of any damages awarded. The decision or award rendered by the Arbitrators shall be final and non-appealable, and the judgment may be entered upon it in accordance with Applicable Law in the State of New York or any other court of competent jurisdiction. The Arbitrators are not authorized to (i) award punitive damages, or (ii) to reform, modify, re-write or change this Agreement or any other agreements contemplated hereunder. [***]; provided, however, the Arbitrators shall be authorized to determine whether a Party is the prevailing Party, and if so, to award to that prevailing Party reimbursement for its reasonable counsel fees, costs and disbursements (including expert witness fees and expenses, photocopy charges, or travel expenses), or the fees and costs of the Arbitrators. Unless the Parties otherwise agree in writing, during the period of time that any arbitration proceeding is pending under this Agreement, the Agreement will remain in full force and effect.

(b)         All arbitration proceedings and decisions of the Arbitrator under this Section 15.3 shall be deemed Confidential Information of both Parties under Article 13.

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15.4                        Exceptions. Notwithstanding the dispute resolution procedures set forth in Section 15.3, (i) in the event of an actual or threatened breach of this Agreement, the aggrieved Party may seek provisional equitable relief (including restraining orders, specific performance or other injunctive relief), without first submitting to any dispute resolution procedures hereunder, and (ii) any dispute relating to the scope, validity, enforceability or infringement of any Licensed Patents shall be submitted to a court of competent jurisdiction in the country in which such Licensed Patents were filed or granted.

15.5                        Set-Off. Notwithstanding anything to the contrary in this Agreement, each Party has the right at all times to set off any damages or amounts awarded or determined in a final arbitration decision or judgment against all amounts due and owing to the other Party under this Agreement; provided that such Party shall pay any outstanding amounts due and owing to the other Party immediately upon termination or expiration of this Agreement.

16.                               GENERAL PROVISIONS

16.1                        Governing Law. This Agreement, and all questions regarding the existence, validity, interpretation, breach or performance of this Agreement, shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, United States, without reference to its conflicts of law principles.

16.2                        Entire Agreement; Modification. This Agreement, together with the Supply Agreement, is both a final expression of the Parties’ agreement and a complete and exclusive statement with respect to all of its terms. This Agreement supersedes all prior and contemporaneous agreements and communications, whether oral, written or otherwise, concerning any and all matters contained herein. This Agreement may only be modified or supplemented in a writing expressly stated for such purpose and signed by the Parties to this Agreement.

16.3                        Relationship Between the Parties. The Parties’ relationship, as established by this Agreement, is solely that of independent contractors. This Agreement does not create any partnership, joint venture or similar business relationship between the Parties and each Party covenants that it shall not treat the relationship between the Parties as a partnership, joint venture or similar business relationship for any tax or accounting purposes. Neither Party is a legal representative of the other Party, and neither Party can assume or create any obligation, representation, warranty or guarantee, express or implied, on behalf of the other Party for any purpose whatsoever.

16.4                        Non-Waiver. The failure of a Party to insist upon strict performance of any provision of this Agreement or to exercise any right arising out of this Agreement shall neither impair that provision or right nor constitute a waiver of that provision or right, in whole or in part, in that instance or in any other instance. Any waiver by a Party of a particular provision or

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right shall be in writing, shall be as to a particular matter and, if applicable, for a particular period of time and shall be signed by such Party.

16.5                        Assignment. Except as expressly provided hereunder, neither this Agreement, the Licensed Technology, nor any rights or obligations hereunder may be assigned or otherwise transferred by either Party without the prior written consent of the other Party (which consent shall not be unreasonably withheld, conditioned, or delayed); provided, however, that either Party may assign or otherwise transfer this Agreement and its rights and obligations hereunder without the other Party’s consent:

(a)                                 in connection with the transfer or sale of all or substantially all of the business or assets of such Party relating to Product to a Third Party, whether by merger, consolidation, divesture, restructure, sale of stock, sale of assets or otherwise, provided that in the event of any such transaction (whether this Agreement is actually assigned or is assumed by the acquiring Party by operation of law (e.g., in the context of a reverse triangular merger)), intellectual property rights of the acquiring Party to such transaction (if other than one of the Parties to this Agreement) shall not be included in the technology licensed hereunder; or

(b)                                 to an Affiliate; provided that the assigning Party remains liable and responsible to the non-assigning Party hereto for the performance of all such duties and obligations by such Affiliate under this Agreement.

(c)                                  the rights and obligations of the Parties under this Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the Parties specified above, and the name of a Party appearing herein will be deemed to include the name of such Party’s successors and permitted assigns to the extent necessary to carry out the intent of this section. Any assignment not in accordance with this Section 16.5 shall be null and void.

(d)                                 [***].

16.6                        [***].

16.7                        Severability. If, for any reason, any part of this Agreement is adjudicated invalid, unenforceable or illegal by a court of competent jurisdiction, such adjudication shall not, to the extent feasible, affect or impair, in whole or in part, the validity, enforceability, or legality of any remaining portions of this Agreement. All remaining portions shall remain in full force and effect as if the original Agreement had been executed without the invalidated, unenforceable or illegal part.

16.8                        Notices. Any notice to be given under this Agreement must be in writing and delivered either in person, by (a) air mail (postage prepaid) requiring return receipt, (b) overnight courier, or (c) facsimile confirmed thereafter by any of the foregoing, to the Party to be notified at its address given below, or at any address such Party may designate by prior written notice to

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the other in accordance with this Section 16.8. Notice shall be deemed sufficiently given for all purposes upon the earliest of: (i) the date of actual receipt; (ii) if air mailed, five (5) days after the date of postmark; (iii) if delivered by overnight courier, the next day the overnight courier regularly makes deliveries or (iv) if sent by electronic mail, the date of confirmation of receipt if during the recipient’s normal business hours, otherwise the next Business Day.

If to AMAG, notices must be addressed to:

AMAG Pharmaceutics, Inc.

1100 Winter Street

Waltham, MA 02451

Attention: Joseph D. Vittiglio, Esq.

E-mail: [***]

with a copy to:

Goodwin Procter LLP

100 Northern Avenue

Boston, MA 02210

Attention: Stuart M. Cable

E-mail: scable@goodwinlaw.com

If to Endoceutics, notices must be addressed to:

Endoceutics, Inc.

2989, rue de la Promenade
Quebec City, Quebec, G1W 2J5
Canada

Attention: Fernand Labrie

E-mail: [***]

with a copy to:

Cooley LLP

One Freedom Square

Reston Town Center

11951 Freedom Drive

Reston, VA 20190-5656
United States of America

Attention: Kenneth Krisko

E-mail: kkrisko@cooley.com

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16.9                        Limitation of Liability. [***] NEITHER PARTY MAY RECOVER FROM THE OTHER PARTY ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES IN CONNECTION WITH THIS AGREEMENT OR ANY LICENSE GRANTED HEREUNDER; provided, however, that this Section 16.9 shall not be construed to limit either Party’s indemnification obligations under Article 12.

16.10                 Force Majeure. Each Party shall be excused from liability for the failure or delay in performance of any obligation under this Agreement (other than failure to make payment when due) by reason of any event beyond such Party’s reasonable control including but not limited to Acts of God, fire, flood, explosion, earthquake, pandemic flu, or other natural forces, war, civil unrest, acts of terrorism, destruction or other casualty, any lack or failure of supply of raw materials, or any other event similar to those enumerated above. Such excuse from liability shall be effective only to the extent and duration of the events causing the failure or delay in performance and provided that the Party has not caused such events to occur. Notice of a Party’s failure or delay in performance due to force majeure must be given to the other Party within [***] after its occurrence. All delivery dates under this Agreement that have been affected by force majeure shall be tolled for the duration of such force majeure. In no event shall any Party be required to prevent or settle any labor disturbance or dispute.

16.11                 Interpretation. The headings of clauses contained in this Agreement preceding the text of the sections, subsections and paragraphs hereof are inserted solely for convenience and ease of reference only and shall not constitute any part of this Agreement, or have any effect on its interpretation or construction. All references in this Agreement to the singular shall include the plural where applicable. Unless otherwise specified, references in this Agreement to any Article shall include all Sections, subsections and paragraphs in such Article, references to any Section shall include all subsections and paragraphs in such Section, and references in this Agreement to any subsection shall include all paragraphs in such subsection. The word “will” shall be construed to have the same meaning and effect as the word “shall”. The word “or” is used in the inclusive sense (and/or), except where context clearly requires otherwise. The word “including” and similar words means including without limitation. The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision. All references to days in this Agreement mean calendar days, unless otherwise specified. Ambiguities and uncertainties in this Agreement, if any, shall not be interpreted against either Party, irrespective of which Party may be deemed to have caused the ambiguity or uncertainty to exist. This Agreement has been prepared in the English language and the English language shall control its interpretation. In addition, all notices required or permitted to be given hereunder, and all written, electronic, oral or other communications between the Parties regarding this Agreement shall be in the English language.

16.12                 Counterparts; Electronic Signatures. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed and delivered electronically and

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upon such delivery such electronic signature will be deemed to have the same effect as if the original signature had been delivered to the other Party.

16.13                 HSR Act.

(a) Each of Endoceutics and AMAG shall, within ten (10) Business Days after Execution Date, file with the United States Federal Trade Commission and the Antitrust Division of the United States Department of Justice, any HSR Filing required of it under the HSR Act with respect to the subject matter of this Agreement, which forms shall specifically request early termination of the initial HSR Act waiting period. The Parties will cooperate with one another to the extent reasonably necessary in the preparation of any such HSR Filing. [***].

(b) Each of Endoceutics and AMAG hereby covenants and agrees to use its commercially reasonable efforts to secure, and not to take any action that will have the effect of delaying, impairing or impeding, the early termination or expiration of any waiting periods under the HSR Act for the transactions contemplated hereby. The Parties shall each cooperate reasonably with one another in connection with resolving any inquiry or investigation by the Department of Justice Antitrust Division (“DOJ”) or Federal Trade Commission (“FTC”) relating to their respective HSR Filings or the transactions contemplated hereby. Without limiting the foregoing, each Party shall (i) promptly inform the other Party of any written or oral communication received from DOJ or FTC relating to its HSR Filing or the transactions contemplated hereby (and if in writing, furnish the other Party with a copy of such communication); (ii) respond as promptly as practicable to any request from DOJ or FTC for information, documents or other materials in connection with a review of the transactions contemplated hereby; (iii) provide to the other Party, and permit the other Party to review and comment in advance of submission, all proposed correspondence, filings, and written communications to DOJ or FTC with respect to the transactions contemplated hereby; and (iv) not participate in any substantive meeting or discussion with DOJ or FTC in respect of investigation or inquiry concerning the transactions contemplated hereby unless it consults with the other Party in advance and, except as prohibited by applicable Law or DOJ or FTC, gives the other Party the opportunity to attend and participate thereat.  The Parties shall consult and cooperate with each other, and consider in good faith the views of one another, in connection with any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any Party in connection with proceedings under or relating to any Antitrust Law, except as may be prohibited or restricted by Law.

(c) Nothing in this Section 16.13 requires either Party to consent to the divestiture or other disposition of any of its or its Affiliates’ assets or to consent to any other structural or conduct remedy, and each Party and its Affiliates has no obligation to contest, administratively or in court, any ruling, order or other action of the FTC, DOJ or any Third Party respecting the transactions contemplated by this Agreement.

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(d) Except for the specific provisions expressly identified in Section 16.13(e), this Agreement shall not be effective until the HSR Conditions are met (such date the “Effective Date”).

(e) Notwithstanding Section 16.13(d) and anything in this Agreement to the contrary, the following provisions of this Agreement shall be in full force and effect as of the Execution Date: Article 1 (Definitions) (to the extent applicable to the other Sections), Article 13 (other than 13.4), and Article 16 (other than Sections 16.10).

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Parties hereto have caused this LICENSE AGREEMENT to be executed and entered into by their duly authorized representatives as of the Execution Date.

ENDOCEUTICS, INC.		AMAG PHARMACEUTICALS, INC.

By:	/s/ Fernand Labrie	By:	/s/ William K. Heiden

Name: Fernand Labrie		Name: William K. Heiden

Title: Chief Executive Officer		Title: Chief Executive Officer

SIGNATURE PAGE TO LICENSE AGREEMENT

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Exhibit 1.78
Licensed Trademark

[***]

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Exhibit 1.88

[***]

[***]

[Signature Page to Non-Disturbance Agreement]

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Exhibit 4.2
Initial Development Plan

The purpose of this Development Plan is to describe the clinical trials that will be conducted under the Agreement for the Development of the Product in the Field in the Territory.  The initial goal for Development is to gain approval of the Product in FSD.  The currently proposed FSD Study is outlined below.  The Development Plan will be updated by the Parties in accordance with Section 4.2(a) to reflect any updates to the FSD Study and a description of any AMAG Studies to be conducted.

FSD Study

Endoceutics will conduct [***] clinical studies for the Product in [***] in accordance with Section 4.3(a) of the Agreement.  The following protocol [***] outlines one of the clinical studies to be conducted by Endoceutics.  The first study is expected to be initiated [***].

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Exhibit 6.3

Commercialization Plan

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Note A:      The parties agree that line item amounts and the total budget in this commercialization plan may be adjusted up or down by [***] throughout the course of the year. In addition, the amounts for 2017 will be pro-rated for the calendar year based on the Effective Date of the License Agreement.

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Exhibit 9.2

Wire Instructions

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Exhibit 11.3
Disclosures

This schedule of disclosures and the information and disclosures contained herein are intended only to qualify and limit the representations, warranties and covenants of Endoceutics contained in the Agreement, and shall not be deemed to expand in any way the scope or effect of any of such representations, warranties or covenants.  The section numbers in this Schedule correspond to the section numbers in the Agreement; provided, however, that any information disclosed herein under any section number shall be deemed to be disclosed and incorporated in any other section of the Agreement where such disclosure would be appropriate and reasonably apparent.  References to any document do not purport to be complete and are qualified in their entirety by the document itself, copies of which have previously been made available to AMAG.  Capitalized terms used but not defined herein shall have the same meanings given them in the Agreement.  The following are exceptions to the representations set forth in the License Agreement:

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Exhibit 11.3(a)
Existing Patents

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Exhibit 11.3(k)
Existing Agreements

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Exhibit 13.5
Press Release

FOR IMMEDIATE RELEASE

AMAG AND ENDOCEUTICS ENTER INTO AN EXCLUSIVE U.S. LICENSE AGREEMENT FOR INTRAROSATM (PRASTERONE)

Recently approved first-of-its-kind, non-estrogen prescription therapy for a common symptom of menopause

Conference call scheduled for 8 a.m. ET today

WALTHAM, Mass. and Quebec, Canada (February 14, 2017) - AMAG Pharmaceuticals, Inc. (Nasdaq: AMAG) and Endoceutics, Inc. today announced that they have entered into an exclusive license agreement that provides AMAG with U.S. commercial rights to IntrarosaTM (prasterone). Intrarosa is the only FDA-approved, locally administered, daily, non-estrogen product for the treatment of moderate-to-severe dyspareunia (pain during intercourse), a common symptom of vulvar and vaginal atrophy (VVA), due to menopause. Unlike conventional pharmacological estrogen-containing medications, Intrarosa does not carry a boxed safety warning in its label.

“AMAG is pleased to add another product to its expanding women’s health portfolio and to work with Endoceutics founder Dr. Fernand Labrie, a world-renowned endocrinologist who led the development of this innovative treatment approach,” said William Heiden, chief executive officer of AMAG. “Intrarosa will address a compelling unmet medical need for post-menopausal women suffering today from moderate-to-severe dyspareunia who are interested in alternatives to their current treatment or most of whom choose to go untreated due to safety concerns about conventional synthetic estrogen-containing therapies. We look forward to introducing this new, differentiated therapy to women and their healthcare providers.”

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The transaction represents a further expansion into women’s health and is an important step in continuing to execute AMAG’s growth strategy. Earlier this month, AMAG announced the closing of a license agreement with Palatin Technologies, Inc., for the exclusive North American rights to develop and commercialize RekyndaTM (bremelanotide), a potential novel treatment for hypoactive sexual desire disorder, the most common form of female sexual dysfunction (FSD). The addition of these two products will allow AMAG to address key needs across the continuum of women’s healthcare, with three potential new product launches over the next two years, starting with Intrarosa in 2017, followed by the Makena subcutaneous auto-injector and Rekynda, if approved.

Intrarosa enters an existing billion dollar-plus market for intravaginal prescription therapies that treat VVA symptoms. There are an estimated 64 million post-menopausal women in the U.S., and as many as 32 million women suffer from VVA symptoms.(i) Studies suggest that between 44 percent and 78 percent of women with VVA suffer from dyspareunia.(ii),(iii) According to patient survey data, more than half of women who report symptoms of dyspareunia are not currently being treated with a prescription therapy or seeking treatment.(iv)

Intrarosa contains prasterone, a precursor of hormones that is converted locally inside the vaginal cells into androgens and estrogens with no meaningful increases detected in the blood. Intrarosa does not carry the boxed warnings currently included in the labels of conventional estrogen-containing medications which highlight the increased risk of certain types of cancers, such as endometrial cancer, as well as cardiovascular disorders and probable dementia. While Intrarosa is currently approved for the treatment of moderate-to-severe dyspareunia, Endoceutics and AMAG have agreed to co-develop the product as a potential treatment for FSD in post-menopausal women.

“As a non-estrogen containing treatment, Intrarosa is a novel vaginal prescription therapy that provides an important alternative for patients with moderate-to-severe dyspareunia, a common symptom of post-menopausal VVA,” said Dr. Fernand Labrie, founder and chief executive officer of Endoceutics. “Intrarosa stimulates the body’s natural ability to produce hormones locally and thus significantly reduces pain during intercourse. Because Intrarosa does not contain estrogen, patients may feel more comfortable seeking treatment than with synthetic traditional estrogen-containing hormone therapies.”

“Endoceutics is committed to ensuring that Intrarosa becomes the standard of care for the treatment of VVA. In addition to AMAG’s investments in the success of Intrarosa, Endoceutics plans to put an additional $20 million toward supporting educational programs in 2017,” Dr. Labrie continued.

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AMAG will be expanding its women’s health sales force beyond the current 100-person Makena- and CBR-focused team with approximately 150 additional sales representatives dedicated to the commercialization of Intrarosa. This expanded sales force will allow AMAG to call on a larger number of OB/GYNs, as well as provide AMAG with future sales force deployment flexibility in women’s health, such as the potential launch of Rekynda in early 2019. AMAG expects to launch Intrarosa in the U.S. in mid-2017.

“Three Orange Book-listed patents with terms out to 2031, a sizeable untapped market and overlap with our current physician call points make Intrarosa an excellent strategic opportunity for AMAG that will help drive growth and sustained shareholder value,” said Frank Thomas, president and chief operating officer of AMAG. “The additions of FDA-approved Intrarosa and recently licensed Rekynda will meaningfully add to our expanding women’s health portfolio. AMAG’s strong cash position, combined with the cash-generating potential of our current businesses, puts us in an excellent position to continue to pursue additional acquisition and licensing opportunities.”

Transaction Details

Under the terms of the license agreement, AMAG will receive the right to commercialize and develop Intrarosa in the U.S. for the treatment of VVA and FSD. At closing, AMAG will pay Endoceutics $50 million of total upfront consideration and issue Endoceutics 600,000 unregistered shares of AMAG common stock. In addition, AMAG will pay Endoceutics up to $10 million upon delivery of adequate launch quantities of Intrarosa and $10 million upon the first anniversary of the effective date of the agreement. Endoceutics will be entitled to certain sales milestone payments, including a first sales milestone payment of $15 million, which would be triggered when Intrarosa annual net U.S. sales exceed $150 million, and a second milestone payment of $30 million, which would be triggered when annual net U.S. sales exceed $300 million. Should annual net U.S. sales exceed $500 million, there are additional sales milestone payments of up to $850 million, which would be triggered at various sales thresholds. AMAG will also pay Endoceutics tiered royalties as a percent of Intrarosa net sales ranging from the mid-teens (for calendar year net sales up to $150 million) to the mid-twenties (for any calendar year net sales that exceed $1 billion). At closing, AMAG and Endoceutics will also enter into a supply agreement, under which Endoceutics will supply Intrarosa to AMAG.

AMAG has also committed to co-fund a Phase 3 clinical program, which would be conducted by Endoceutics to support regulatory approval of Intrarosa for the treatment of certain types of FSD in post-menopausal women. The direct costs of the potential FSD label expansion study will be shared equally by the parties and capped at up to $20 million for AMAG. The transaction does not include the transfer of any Endoceutics employees or facilities.

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The license transaction is expected to close in the first half of 2017 and is subject to customary closing conditions, including U.S. antitrust approval.

Advisors

EVOLUTION Life Science Partners LLC, a division of Gordian Investments, LLC acted as advisor to Endoceutics. Goodwin Procter LLP served as AMAG’s legal advisor on the transaction and Cooley LLP served as legal advisor to Endoceutics.

Conference Call and Webcast Access

AMAG Pharmaceuticals, Inc. will host a conference call and webcast today at 8:00 a.m. ET to discuss the Intrarosa license agreement, as well as the company’s 2016 financial results announced today in a separate news release.

Dial-in Number

U.S./Canada Dial-in Number: (877) 412-6083

International Dial-in Number: (702) 495-1202

Conference ID: 65936323

Replay Dial-in Number: (855) 859-2056

Replay International Dial-in Number: (404) 537-3406

Conference ID: 65936323

A telephone replay will be available from approximately 11:00 a.m. ET on February 14, 2017 through midnight on February 21, 2017.

The webcast with slides will be accessible through the Investors section of AMAG’s website at www.amagpharma.com. A replay of the webcast will be archived on the website for 30 days.

About IntrarosaTM (Prasterone)

Intrarosa is the only FDA-approved, locally administered, daily non-estrogen steroid for the treatment of moderate-to-severe dyspareunia (pain during intercourse), a symptom of vulvar and vaginal atrophy (VVA), due to menopause. Intrarosa contains prasterone, also known as dehydroepiandrosterone (DHEA). Prasterone is an inactive endogenous steroid, which is converted locally into androgens and estrogens to help restore the vaginal tissue as indicated by improvements in the percentage of superficial cells, parabasal cells, and pH. The mechanism of action is not fully established.

In two primary 12-week placebo-controlled efficacy trials, women taking Intrarosa experienced a significant reduction in dyspareunia, as well as significant improvements in the percentage of vaginal superficial cells and parabasal cells, as well as vaginal pH. In clinical trials, the most

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common adverse reactions were vaginal discharge and abnormal pap smear. Intrarosa has not been studied in women with a history of breast cancer.

About AMAG

AMAG is a biopharmaceutical company focused on developing and delivering important therapeutics, conducting clinical research in areas of unmet need and creating education and support programs for the patients and families we serve. Our currently marketed products support the health of patients in the areas of women’s health, anemia management and cancer supportive care. Through CBR®, we also help families to preserve newborn stem cells, which are used today in transplant medicine for certain cancers and blood, immune and metabolic disorders, and have the potential to play a valuable role in the ongoing development of regenerative medicine. For additional company information, please visit www.amagpharma.com.

About Endoceutics

Endoceutics is a private pharmaceutical company operating in the field of women’s health and hormone-sensitive cancer prevention and treatment. Endoceutics research focuses on developing non estrogen-based therapies for vulvar and vaginal atrophy, sexual dysfunction and the other symptoms of menopause, including hot flashes, osteoporosis, muscle loss and type 2 diabetes. Hormonal therapies for breast, uterine and prostate cancer, male hypogonadism as well as endometriosis are also under development.

Endoceutics has five Phase 3 product candidates addressing large market opportunities and two Phase 1/2 product candidates. Endoceutics has exclusive worldwide rights to patents, patent applications, technology and know-how related to all its products.

Forward-Looking Statements

This press release contains forward-looking information about AMAG Pharmaceuticals, Inc. within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein which do not describe historical facts, including, among others, statements regarding AMAG’s anticipated further expansion in and commitment to women’s health through the licensing transaction with Endoceutics, Inc., including beliefs that AMAG will serve key needs across the continuum of women’s healthcare; the ability of Intrarosa to treat moderate-to-severe dyspareunia; beliefs as to the timing of the commercial launch of Intrarosa, the Makena subcutaneous auto-injector and Rekynda; beliefs regarding Intrarosa’s potential benefits and market opportunity; whether patients may feel more comfortable seeking treatment with Intrarosa than with traditional estrogen-containing hormone therapies; AMAG’s commercialization launch strategy of Intrarosa, including its plans to invest significantly and expand its existing sales force; the ability of patents covering Intrarosa and AMAG’s current physician call points to make Intrarosa a growth opportunity that

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drives shareholder value; expected investments by Endoceutics in education programs in 2017; the ability to execute future acquisition and licensing opportunities; anticipated clinical development plans and costs for Intrarosa to support regulatory approval of FSD; expected timing for the closing of the transaction; the timing and amounts of future milestone payments; expected investment amounts by AMAG in the potential FSD label expansion and beliefs that newborn stem cells have the potential to play a valuable role in the development of regenerative medicine are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements.

Such risks and uncertainties include, among others, (1) the possibility that the closing conditions set forth in the License Agreement, including, those related to antitrust clearance, will not be met and that the parties will be unable to consummate the proposed transactions; (2) the possibility that AMAG will not realize the expected benefits of the transaction, including the anticipated market opportunity and the ability of its current or expanded sales force to successfully commercialize Intrarosa; (3) the possibility that significant safety or drug interaction problems could arise with respect to Intrarosa; (4) the ability of AMAG to drive awareness of dyspareunia and the potential benefits of Intrarosa; (5) uncertainties regarding the manufacture of Intrarosa; (6) uncertainties relating to patents and proprietary rights associated with Intrarosa in the United States; (7) that the cost of the transaction to AMAG will be more than planned and/or will not provide the intended positive financial results; (8) that AMAG or Endoceutics will fail to fully perform their respective obligations under the License Agreement or the Supply Agreement; (9) uncertainty regarding AMAG’s ability to compete in the dyspareunia market in the United States; and (10) other risks identified in AMAG’s Securities and Exchange Commission (“SEC”) filings, including its Annual Report on Form 10-K for the year ended December 31, 2015, its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016, June 30, 2016 and September 30, 2016 and subsequent filings with the SEC, including its Current Reports on Form 8-K filed with the SEC on January 9, 2017 and February 3, 2017, as well as in its upcoming Annual Report on Form 10-K for the year ended December 31, 2016. AMAG cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made.

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CONTACT:

Investors:

Linda Lennox

Vice President, Investor Relations

908-627-3424

Media:

Katie Payne

Vice President, External Affairs

202-669-6786

(i)  Wysocki et al. Management of Vaginal Atrophy: Implications from the REVIVE Survey. Clinical Medicine Insights: Reproductive Health 2014:8 23—30.

(ii)  Ibid.

(iii)  F. Palma et al: Vaginal atrophy of women in postmenopause. Results from a multicentric observational study: The AGATA study.

(iv)  Multiple publications based on patient surveys.